    As filed with the Securities and Exchange Commission on November 6, 1995
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       Eaton Vance Municipals Trust II
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

  [ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

  (1)      Title of each class of securities to which transaction applies:
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  (2)      Aggregate number of securities to which transaction applies:
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  (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
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  (4)      Proposed maximum aggregate value of transaction:
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  (5)      Total fee paid:
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  [x]      Fee paid previously with preliminary materials.
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  [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)      Amount Previously Paid:
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
                         EATON VANCE INVESTMENT TRUST
                         EATON VANCE MUNICIPALS TRUST
                       EATON VANCE MUNICIPALS TRUST II

                     24 FEDERAL STREET, BOSTON, MA 02110


                                                              October 27, 1995
Dear Shareholders:


    On December 8, 1995 and December 15, 1995, Special Meetings of Shareholders of the series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF EACH TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS OF THAT TRUST AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.
    YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.


PROPOSALS YOU ARE VOTING ON.
    At the meeting, shareholders will be asked to amend their Fund's investment policies to permit, among other things, each Fund to invest without limitation in obligations the interest on which is subject to the federal alternative minimum tax. Shareholders will also be asked to amend certain fundamental investment restrictions which may permit the Funds to take advantage of investment opportunities in the future and, for California Municipals Fund shareholders only, to change the Fund's status from diversified to nondiversified.

    The matters to be presented at the meetings are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

                          For each Board of Trustees

                          THOMAS J. FETTER, President

IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         EATON VANCE INVESTMENT TRUST
                         EATON VANCE MUNICIPALS TRUST
                       EATON VANCE MUNICIPALS TRUST II

                     24 FEDERAL STREET, BOSTON, MA 02110


                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
              TO BE HELD DECEMBER 8, 1995 AND DECEMBER 15, 1995

    Special Meetings of Shareholders of the series listed below (each a "Fund") of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") will be held at the principal office of each Trust, 24 Federal Street, Boston, Massachusetts, on the date specified below commencing at 10:00 a.m. (Boston time).

    THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic California Limited Maturity Tax Free Fund, EV Classic Connecticut Limited Maturity Tax Free Fund, EV Classic Florida Limited Maturity Tax Free Fund, EV Classic Massachusetts Limited Maturity Tax Free Fund, EV Classic Michigan Limited Maturity Tax Free Fund, EV Classic National Limited Maturity Tax Free Fund, EV Classic New Jersey Limited Maturity Tax Free Fund, EV Classic New York Limited Maturity Tax Free Fund, EV Classic Ohio Limited Maturity Tax Free Fund and EV Classic Pennsylvania Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic Alabama Tax Free Fund, EV Classic Arizona Tax Free Fund, EV Classic Arkansas Tax Free Fund, EV Classic California Municipals Fund, EV Classic Colorado Tax Free Fund, EV Classic Connecticut Tax Free Fund, EV Classic Florida Tax Free Fund, EV Classic Georgia Tax Free Fund, EV Classic Kentucky Tax Free Fund, EV Classic Louisiana Tax Free Fund, EV Classic Maryland Tax Free Fund, EV Classic Massachusetts Tax Free Fund, EV Classic Michigan Tax Free Fund, EV Classic Minnesota Tax Free Fund, EV Classic Mississippi Tax Free Fund, EV Classic Missouri Tax Free Fund, EV Classic New Jersey Tax Free Fund, EV Classic New York Tax Free Fund, EV Classic North Carolina Tax Free Fund, EV Classic Ohio Tax Free Fund, EV Classic Oregon Tax Free Fund, EV Classic Pennsylvania Tax Free Fund, EV Classic Rhode Island Tax Free Fund, EV Classic South Carolina Tax Free Fund, EV Classic Tennessee Tax Free Fund, EV Classic Texas Tax Free Fund, EV Classic Virginia Tax Free Fund and EV Classic West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA MUNICIPALS AND THE ARIZONA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS TAX FREE FUNDS WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Classic Hawaii Tax Free Fund, EV Classic Kansas Tax Free Fund and EV Classic Florida Insured Tax Free Fund. THE HAWAII AND KANSAS TAX FREE FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED TAX FREE FUND WILL MEET ON DECEMBER 8, 1995.


THE MEETINGS ARE BEING HELD FOR THE FOLLOWING PURPOSES:


    1. FOR EACH FUND: To consider and act upon a proposal to amend the Fund's investment policy to provide that the Fund may invest without limit in municipal obligations the interest on which is exempt from regular federal income tax (but which may be a tax preference item for purposes of alternative minimum tax) and (except in the case of the National Limited Maturity Fund and the Texas Tax Free Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. (In addition to allowing the Funds to invest without limit in obligations the interest on which is subject to alternative minimum tax, this amendment will permit the California Municipals and the Minnesota and Tennessee Tax Free Funds (like all other Funds) to invest in certain obligations of Puerto Rico, Guam and the U.S. Virgin Islands.)

    2. FOR EACH MUNICIPALS TRUST FUND AND THE CONNECTICUT, MICHIGAN AND OHIO LIMITED MATURITY FUNDS: To consider and act upon a proposal to eliminate, reclassify or amend certain of the Fund's fundamental investment restrictions (as set forth in Exhibit C to the accompanying Proxy Statement).


    3. FOR THE CALIFORNIA MUNICIPALS FUND: To consider and act upon a proposal to change the Fund's diversification status from diversified to non-diversified.

    4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meetings or any adjourned session thereof.

    These proposals are discussed in greater detail in the accompanying Proxy Statement.

    This meeting is called pursuant to the By-Laws of each Trust. The Trustees of each Trust fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders of each Fund of that Trust entitled to notice of and to vote at the meeting and any adjournment thereof.


                          By Order of each Board of Trustees

                          THOMAS OTIS, Secretary
October 27, 1995

                         EATON VANCE INVESTMENT TRUST
                         EATON VANCE MUNICIPALS TRUST
                       EATON VANCE MUNICIPALS TRUST II

                     24 FEDERAL STREET, BOSTON, MA 02110

                                                              October 27, 1995
                               PROXY STATEMENT
                   FOR THE SPECIAL MEETINGS OF SHAREHOLDERS


    A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the series listed below of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") to be held on either Friday, December 8, 1995 or Friday, December 15, 1995 (as specified below), for the benefit of shareholders who do not expect to be present at the meetings. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about October 31, 1995.

    THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic California Limited Maturity Tax Free Fund, EV Classic Connecticut Limited Maturity Tax Free Fund, EV Classic Florida Limited Maturity Tax Free Fund, EV Classic Massachusetts Limited Maturity Tax Free Fund, EV Classic Michigan Limited Maturity Tax Free Fund, EV Classic National Limited Maturity Tax Free Fund, EV Classic New Jersey Limited Maturity Tax Free Fund, EV Classic New York Limited Maturity Tax Free Fund, EV Classic Ohio Limited Maturity Tax Free Fund and EV Classic Pennsylvania Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Classic Alabama Tax Free Fund, EV Classic Arizona Tax Free Fund, EV Classic Arkansas Tax Free Fund, EV Classic California Municipals Fund, EV Classic Colorado Tax Free Fund, EV Classic Connecticut Tax Free Fund, EV Classic Florida Tax Free Fund, EV Classic Georgia Tax Free Fund, EV Classic Kentucky Tax Free Fund, EV Classic Louisiana Tax Free Fund, EV Classic Maryland Tax Free Fund, EV Classic Massachusetts Tax Free Fund, EV Classic Michigan Tax Free Fund, EV Classic Minnesota Tax Free Fund, EV Classic Mississippi Tax Free Fund, EV Classic Missouri Tax Free Fund, EV Classic New Jersey Tax Free Fund, EV Classic New York Tax Free Fund, EV Classic North Carolina Tax Free Fund, EV Classic Ohio Tax Free Fund, EV Classic Oregon Tax Free Fund, EV Classic Pennsylvania Tax Free Fund, EV Classic Rhode Island Tax Free Fund, EV Classic South Carolina Tax Free Fund, EV Classic Tennessee Tax Free Fund, EV Classic Texas Tax Free Fund, EV Classic Virginia Tax Free Fund and EV Classic West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA MUNICIPALS AND THE ARIZONA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS TAX FREE FUNDS WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Classic Hawaii Tax Free Fund, EV Classic Kansas Tax Free Fund and EV Classic Florida Insured Tax Free Fund. THE HAWAII AND KANSAS TAX FREE FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED TAX FREE FUND WILL MEET ON DECEMBER 8, 1995.


    The series of Municipals Trust and Municipals Trust II are referred to individually herein as the "[State name] Fund" (except that EV Classic Florida Insured Tax Free Fund is referred to as the "Florida Insured Fund"). The series of Investment Trust are referred to individually herein as the "[State name] Limited Fund". The series of the Trusts are referred to collectively herein as the "Funds".


    The Trustees have fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of October 23, 1995 is set forth in Exhibit A.


    The persons who held of record more than 5% of the outstanding shares of a Fund as of September 30, 1995 are set forth in Exhibit B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

    Shareholders of the Funds are being asked to vote on the Proposals as follows:


                                           SHAREHOLDERS ENTITLED TO
PROPOSAL      PURPOSE                      VOTE ON PROPOSAL
--------      -------                      ----------------


1             To amend the Fund's policy   To be voted on by each Fund
              concerning the municipal
              obligations in which it
              invests

2             To eliminate, reclassify or  To be voted on by each Municipals
              amend certain fundamental    Trust Fund, and the Connecticut
              investment restrictions      Limited Fund, the Michigan Limited
                                           Fund and the Ohio Limited Fund


3             To change the Fund's         To be voted on by the California
              diversification status from  Fund
              diversified to
              nondiversified


    The shareholders of each Fund voting on a Proposal will vote separately as a class on that Proposal.

    The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meetings. If any other matter is properly presented at a meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.


  PROPOSAL 1.  TO APPROVE THE AMENDMENT OF EACH FUND'S POLICY CONCERNING THE
                  MUNICIPAL OBLIGATIONS IN WHICH IT INVESTS

    Each Fund (except the National Limited Fund) seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except in the case of the California Fund, the Minnesota Fund and the Tennessee Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"), the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax (the "AMT") (except in the case of the California
Fund), and (except for the Texas Fund) is exempt from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. The National Limited Fund has substantially the same policy except that it invests without regard for any applicable State taxes. In addition to the foregoing, the Minnesota Fund must also limit its investment in obligations the interest on which is exempt from Minnesota alternative minimum tax. Although the California Fund may invest without limit in obligations subject to the AMT, California Tax Free Portfolio (the "California Portfolio") (in which the California Fund invests its assets) limits its investment in obligations subject to the AMT in accordance with the foregoing 80% policy. The foregoing 80% policy is a fundamental policy of each Fund and may not be changed unless authorized by a vote of each Fund's shareholders.

    This Proposal seeks to amend the policies described above to permit each Fund to invest either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Fund and the Texas Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. Pursuant to the investment objective of each Municipals Trust Fund and each Municipals Trust II Fund, the Fund seeks to provide current income exempt from regular federal income tax and certain State taxes which are specified in each Fund's prospectus. Pursuant to the investment objective of each Investment Trust Fund, the Fund seeks to provide (1) a high level of current income exempt from regular federal income tax and (except for the National Limited
Fund) certain State taxes which are specified in each Fund's prospectus, and
(2) limited principal fluctuation.

    Each Fund invests its assets in a corresponding investment company (a "Portfolio") with (except the California Fund) the same investment policy as that described above for the Fund. When voting on a parallel proposal to amend the Portfolio's investment policy (or, in the case of the California Portfolio, a proposal to amend the California Portfolio's policy as described below), each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus). If a sufficient number of votes in favor of the Proposal are received from investors in a Portfolio, that Portfolio's policy will be changed.

    If this Proposal is approved with respect to each Fund and its corresponding Portfolio, each Portfolio will be permitted to invest without limit in obligations the interest on which is a tax preference item under the AMT ("AMT obligations") (and, in the case of the Minnesota Portfolio, Minnesota alternative minimum tax).(1) This policy change should result in greater investment opportunities because the Portfolios will no longer be required to restrict investment in AMT obligations to 20% of net assets. Boston Management & Research, the investment adviser to the Portfolios, (the "Investment Adviser") believes that, under current market conditions, AMT obligations may provide higher yields than non- AMT obligations. Should these market conditions continue, a Portfolio would have the ability to invest without limit in such higher-yielding obligations, provided that they otherwise meet the credit quality and other criteria of the Portfolio (as described in its corresponding Fund's prospectus). As a result, investment returns may be enhanced over time.


--------------------
(1) The Minnesota Fund would continue, however, to invest 95% of its assets in specified Minnesota sources, as described in its Prospectus.


    The AMT is generally applicable to wealthy individuals and corporations that earn high income and are able to reduce their regular income tax liability through tax deductions. Therefore, the proposed policy change is unlikely to affect the tax-exempt status of the income earned by a Fund for most shareholders. For the percentage of each Portfolio's net assets invested in AMT obligations on September 30, 1995, see Exhibit A.

    If this Proposal is approved, the investment policy will be clarified to state that a Fund may invest in municipal obligations of any issuer, provided that the interest on such obligations is exempt from regular federal income tax and the State taxes specified in the Fund's investment objective (if any). As clarified, the policy would permit the California Portfolio, Minnesota Portfolio and Tennessee Portfolio to invest in obligations issued by the Territories, provided that the interest on such obligations is exempt from regular federal income tax and relevant State taxes. (The Minnesota Portfolio, however, has no current intention of investing in such obligations.) Each Portfolio (except the National Limited Fund), however, will continue to invest at least 65% of its total assets in municipal obligations issued by or on behalf of its corresponding State or its political subdivisions. The amended policy would also permit the Minnesota Portfolio to invest without limit in obligations the interest on which is subject to the Minnesota alternative minimum tax. Such tax is based in part on federal alternative minimum taxable income.

    In connection with this policy change, the Trustees will change with respect to each Fund (except the California Fund) and each Portfolio the phrase "Tax Free" in its name to "Municipals" (e.g., from "EV Classic [State name] Tax Free Fund" to "EV Classic [State name] Municipals Fund").


                     VOTE REQUIRED TO APPROVE PROPOSAL 1

    Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

    The Trustees have considered various factors and believe that this Proposal will increase investment opportunities and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by the current policy. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THEIR FUND'S INVESTMENT POLICY AS DESCRIBED ABOVE.

   PROPOSAL 2.  TO APPROVE THE ELIMINATION, CLASSIFICATION OR AMENDMENT OF
                 CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                   (FOR EACH MUNICIPALS TRUST FUND AND THE
                CONNECTICUT, MICHIGAN AND OHIO LIMITED FUNDS)


    The Investment Company Act of 1940 (the "Act") requires a registered investment company series like each Fund to have certain specific investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify and modernize those restrictions which are required to be fundamental and to eliminate as fundamental any restrictions which are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form, or eliminated. Nonfundamental restrictions can be changed by the Trustees without shareholder approval. Similar revisions to fundamental restrictions have been approved by shareholders of several other funds advised by Boston Management and Research or its affiliates ("Eaton Vance"), so the uniformity of such restrictions will serve to facilitate Eaton Vance's compliance efforts.


    This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental restrictions are discussed in detail below. Please refer to the changes to the restrictions as set forth in Exhibit C. By reducing to a minimum those restrictions which can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the Investment Adviser's ability to manage the Fund's Portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in Exhibit C. If this Proposal is approved, the restrictions will be reordered.


    If approved, the proposed changes will not affect current management of a Fund's Portfolio. Moreover, the changes would be made regardless of whether the other proposals in this proxy statement are approved. When voting on a parallel proposal to amend the fundamental investment restrictions of its corresponding Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus). If a sufficient number of votes in favor of amending some or all of a Portfolio's restrictions are received from the investors in that Portfolio, such restrictions will be amended.


                     ELIMINATION OF CERTAIN RESTRICTIONS


    The Trustees propose to eliminate Restriction (4) (for all Funds except the California Fund), Restriction (9), Restriction (12), the latter part of Restriction (6) and (with respect to the California Fund only) Restriction
(14), because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws.

    Restriction (4) concerns the diversification of assets by issuer. This restriction does not apply to nondiversified funds. Because the Funds (except the California Fund) are nondiversified, this restriction may be eliminated. Shareholders of the California Fund will consider the elimination of Restriction (4) and Restriction (l) (which also relates to diversification) in Proposal 3.


    Restriction (9) concerning investing for control prohibits a Fund from investing for control or management of other companies. Investing for such purposes would be difficult because of the Act's diversification requirements and are regulated by the Act's provisions on affiliated transactions.

    Restriction (12) concerning transactions with affiliates prohibits a Fund from buying securities from or selling securities to Trust officers, Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and the Investment Adviser maintains a code of ethics to monitor transactions with the Funds.


    The latter part of Restriction (6) concerning joint transactions is a matter regulated by a provision of the Act which is subject to certain exceptions pursuant to rules or positions of the staff of the Commission. Eliminating the prohibition may allow a Fund to engage in certain beneficial transactions, such as purchasing securities with affiliated investment companies at a lower cost, if the Commission grants an exemptive order permitting such transactions. (The Funds have no current intention of applying for such an order.)

    Restriction (14) (which is a restriction of the California Fund only) prohibits the California Fund from purchasing securities of another open-end investment company or investment trust (other than the California Portfolio). Investment in investment companies is regulated by the Act and the California Fund has no policy of investing in any such companies other than the California Portfolio (which is permitted by the Act).


                   RECLASSIFICATION OF CERTAIN RESTRICTIONS

    The Trustees also propose that Restrictions (3), (5) and (13) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions are required under various state "Blue Sky" laws and/or federal laws, but are not required to be a fundamental policy of a Fund.

    Restriction (3) concerning short sales prohibits a Fund from engaging in such transactions unless they are "against the box" and no more than 25% of net assets is held as collateral. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.

    Restriction (5) concerning investment in affiliated issuers prohibits a Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investment if relevant laws change.


    Restriction (13) concerning investment in exploration companies prohibits the purchase of oil, gas or mineral interests. Such investments are inconsistent with each Fund's current investment policies, but, if the restriction is reclassified as nonfundamental, the restriction could be eliminated if state Blue Sky laws change.


    If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                      AMENDMENT TO CERTAIN RESTRICTIONS

    The Trustees propose to amend several fundamental policies.


    The first part of Restriction (6) concerning underwriting, Restriction
(10) concerning investing in real estate and Restriction (11) concerning futures transactions have been revised for clarity to be consistent with other funds advised by the Investment Adviser. (Only California Fund, Florida Fund and New York Fund shareholders will vote to amend Restriction (10) because the other Funds already have that restriction in the proposed form; shareholders of those three Funds will not vote to amend Restriction (11) because their restriction already exists in the proposed form.) Restriction (7) concerning lending is proposed to be simplified and revised consistent with current regulatory restraints.

    Restriction (8) concerning borrowing, pledging and senior securities has been revised by deleting the restriction on pledging and by permitting borrowing and the issuance of senior securities consistent with the Act. Pledging restrictions are no longer required by State law. The positions of staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider use of new investment techniques consistent with the Act and appropriate disclosure as interpretations of the Act are further developed. Each Fund may currently borrow up to 5% of the value of its total assets for certain temporary purposes. There is no intention to change this policy. If the Trustees should decide in the future to change this policy with respect to a Fund, disclosure would be provided in the Fund's prospectus.

    The Trustees also propose to create a new Restriction (15) that would clarify each Fund's policy of investing in another open-end management investment company (its corresponding Portfolio). If approved, a redundant provision in Restrictions (4), (8), (9) and (14) will be eliminated (if those Restrictions are not otherwise eliminated).


                     VOTE REQUIRED TO APPROVE PROPOSAL 2


    Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above. The amendment, elimination or reclassification of each restriction requires a separate vote.

    The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If part or all of the Proposal is not approved with respect to a Fund, some or all of that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                PROPOSAL 3.  CHANGE IN DIVERSIFICATION STATUS
                          (FOR THE CALIFORNIA FUND)

    As a diversified fund under the Act, the California Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. The purpose of this Proposal is to change the California Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund under the Act, the Fund would be subject to the diversification requirements of the Internal Revenue Code, which impose the foregoing 5% and 10% limitations with respect to only 50% of its assets.

    The Fund will also vote on a parallel proposal to change the diversification status of the California Portfolio. When so voting, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal (as described in the Fund's prospectus). If a sufficient number of votes in favor of the Proposal are received from investors in the California Portfolio, the Portfolio's policy will be changed.

    Because of the limited number of issuers within a particular state, state municipal funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the California Fund's and the California Portfolio's status would provide the California Portfolio this flexibility. To the extent the California Portfolio invests a greater percentage of assets in a single issuer, it would be more susceptible to any adverse economic or political occurrence affecting that issuer. In addition to allowing the California Portfolio to invest a greater portion of assets in a single issuer, the proposed change in status would facilitate Eaton Vance's compliance efforts in that (if this Proposal is approved) all of the Eaton Vance state municipal funds will be nondiversified. If this Proposal is approved, Restrictions (1) and (4) (set forth in Exhibit C to this Proxy Statement), which relate to the diversification of assets, will be eliminated.


                     VOTE REQUIRED TO APPROVE PROPOSAL 3

    Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the California Fund as set forth under "Vote Required to Approve Proposal 1" above.


    The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the California Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE CALIFORNIA FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.


                      NOTICE TO BANKS AND BROKER/DEALERS


    Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Shareholder Services, 24 Federal Street, Boston, MA 02110, or call 1-800-225-6265.


                            ADDITIONAL INFORMATION


    The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of each Trust will be borne by its Funds as described below. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Trust, by personnel of the Investment Adviser, by the transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained Tritech Services of Piscataway, New Jersey ("Tritech") to assist in the solicitation of proxies, for which each Fund will pay an estimated average fee of approximately $1,800, plus out-of-pocket expenses. Such expenses will be borne pro rata by the Funds based on number of shareholder accounts. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by the Investment Adviser's personnel, by each Fund's transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms, or by Tritech, in person, by telephone or by telegraph will be borne pro rata by each Fund based on the number of shareholder accounts. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.


    All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.


    In the event that sufficient votes by the shareholders of any Fund on any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne by the Funds as described above.

    Each Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and its Semi-Annual Report succeeding the Annual Report (if any) to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, the Secretary of each Trust, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.


    Submission of Shareholder Proposals. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the relevant Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

                    EATON VANCE INVESTMENT TRUST
                    EATON VANCE MUNICIPALS TRUST
                    EATON VANCE MUNICIPALS TRUST II

October 27, 1995

                                                                     EXHIBIT A


                                                             % OF PORTFOLIO'S
                                           NO. OF SHARES    ASSETS INVESTED IN
                                          OUTSTANDING ON    AMT OBLIGATIONS ON
EV CLASSIC FUND                          OCTOBER 23, 1995   SEPTEMBER 30, 1995
------------                             -----------------  ------------------
California Limited                             670,598              1.5
Connecticut Limited                            110,654              6.4
Florida Limited                                897,402              0.0
Massachusetts Limited                          543,136              9.6
Michigan Limited                               395,723              6.1
National Limited                             1,557,951             20.0
New York Limited                               487,717              0.0
New Jersey Limited                             252,346              7.9
Ohio Limited                                   431,021             13.6
Pennsylvania Limited                           810,807              0.0
Alabama                                        947,190              9.1
Arkansas                                        54,680             17.5
Arizona                                        248,558              5.3
California                                     183,055             18.0
Colorado                                       194,267              9.4
Connecticut                                    490,128             12.8
Florida                                        557,707             19.4
Florida Insured                                135,137             17.8
Georgia                                        245,251             14.2
Hawaii                                          33,171             19.1
Kansas                                          79,342              4.1
Kentucky                                       193,543             16.7
Louisiana                                      262,597             18.2
Maryland                                       103,905             15.1
Massachusetts                                  301,427             18.1
Michigan                                       452,625              4.8
Minnesota                                      402,134             14.1
Mississippi                                    247,687             13.5
Missouri                                       331,446              9.9
New Jersey                                     354,832             19.2
New York                                       556,152              4.4
North Carolina                                 658,378              8.2
Ohio                                           245,871             17.9
Oregon                                          96,666             15.7
Pennsylvania                                   319,208             19.5
Rhode Island                                   330,115             19.5
South Carolina                                 130,971             18.5
Tennessee                                      115,923             14.3
Texas                                           50,558             19.7
Virginia                                       162,483             16.7
West Virginia                                  110,395             17.0

                                                                     EXHIBIT B

    As of September 30, 1995, the following shareholders of the specified Fund owned of record the percentages of shares indicated after their names:

    California Limited Fund -- PaineWebber for the Benefit of Joan D. McCauley TTEE, The Joan Diehl McCauley, 1991 Trust U/A DTD 9/5/91, 2750 Vallejo Street, San Francisco, CA 94123-4615 (7.13%);

    Connecticut Limited Fund -- PaineWebber for the Benefit of Chester Hardisty & Gertrude Hardisty JTWROS, 240 Saw Pit Hill Road, Woodbury, CT 06798-2615 (20.59%);

    Florida Limited Fund -- Elmer M. Seaman TTEE, Elmer M. Seaman Trust DTD June 25, 1985, FBO Elmer M. Seaman, 21428 Bridge View Dr., Boca Raton, FL 33428-1609 (6.00%);

    Massachusetts Limited Fund -- Ronnie Z. Siegel, 65 Camp Street, Hyannis, MA 02601-3030 (9.95%) and Robert F. Johnston, c/o Beacon Hill Financial, 19 Elm St., Cohasset, MA 02025-1855 (9.80%);

    National Limited Fund -- PaineWebber for the Benefit of James Beckett III, Municipal Bond A/C, 8901 Douglas Ave., Dallas, TX 75225-3008 (6.78%);

    New York Limited Fund -- PaineWebber for the Benefit of Design Tex Fabrics Inc., ATTN: Mark Gray, Personal & Confidential, 200 Varick Street - 8th Floor, New York, NY 10014-4810 (10.80%), Samuel Kleiner & Leona Kleiner JTWROS, 14 Valley Lane West, North Moodmere, NY 11581-3633 (6.73%) and Arthur N. Wasson & Veronica Wasson TTEE, FBO Verna Dellibovi TR 7/21/93, c/o A Wasson Tate Bishko Assoc., 1716 Central Ave., Albany, NY 12205 (6.69%);

    New Jersey Limited Fund -- Michael J. Waldman & Sandra C. Waldman JTWROS, 11334 Easton Troon Vista Drive, Scottsdale, AZ 85255 (15.26%) and Henry Grossman & Kalliopi Grossman JTWROS, 175 Hempstead Drive, Somerset, NJ 08873 (5.33%);

    Ohio Limited Fund -- Herbert Hampson & Lois Hampson JTTEN ACCT, 11950 Castleton Avenue, Grafton, OH 44044 (22.16%);

    Pennsylvania Limited Fund -- Stephen Berman, 88 Roberts Rd., Newtown Square, PA 19073 (13.01%), BHC Securities Inc., FBO 22439700, ATTN: Mutual Fund Dept., 100 North 20th Street, Philadelphia, PA 19103 (11.50%) and Albert Berman, 18 Willits Way, Glen Mills, PA 19342 (7.73%);

    Arizona Fund -- Southwest Securities, PO Box 509002, Dallas, TX 75250, broker-dealer, (19.41%) which they held on behalf of their cutomers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Sherely F. Randall TTEE, Sherely F. Randal LIV TRUST, U/A DTD 08/09/94, 1290 W. Mariquita, Green Valley, AZ 85614 (8.82%);

    Arkansas Fund -- PaineWebber for the Benefit of Johnnie Lile Sullinger TTEE, The Johnnie Lile Sullinger Trust DTD 08/07/92, 14300 Chenal Parkway #7114, Little Rock, AR 72211-5812 (18.93%), Delmer L. O'Bar & Willene E. O'Bar & Jimmy L. O'Bar & Deborah L. Crane JT TEN, 4758 Cottontown Rd., Scranton, AR 72863 (18.14%), PaineWebber FBO Dorris Kinard Byrd TTEE, Doris Kinard Byrd Rev Trust U/A DTD 1/20/94, 100 Plateau, No. Little Rock, AR 72116-9315 (10.17%), Edward D. Jones and Co. F/A/O Robert E. Bonham & Vivan J. Bonham TTEES, EDJ# 719-07414-1-8, P.O. Box 2500, Maryland Heights, MO 63043-8500 (5.13%) and Paul A. Paladino, 2204 Jackson Lane, Russellville, AR 72801 (5.05%);

    California Fund -- Ernest F. Smith & Doris E. Smith TTEES, Ernest F. & Doris E. Smith Rev. Trust, U/A DTD 4/14/94, 934 Paso Robles Street, Paso Robles, CA 93446 (35.42%);

    Colorado Fund -- Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, broker-dealer, (12.24%) which they held on behalf of their cutomers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares);

    Florida Fund -- NFSC FEBO # OCL-043729, Lake Placid Holding Company, 2000 Jefferson Avenue, Lake Placid, FL 33852 (7.09%);

    Florida Insured Fund -- PaineWebber for the Benefit of George A. Zarekas & Marjorie Zarekas JTWROS, 1012 N. Ocean Blvd., Apt. 1401, Pompano Beach, FL 33062-4017 (56.09%), PaineWebber for the Benefit of Elizabeth B. Leahy TTEE, Elizabeth B. Leahy Rev Tr, 10555 SE Terrapin Pl., Apt. 203F, Tequesta, FL 33469-1571 (22.68%) and PaineWebber for the Benefit of Mr. Byron L. Walker and Mrs. Eunice V. Walker and Mrs. Susan J. Sherwood JTWROS, 2325 NE 199 St., N. Miami FL 33180-1827 (7.31%);

    Connecticut Fund -- Raymond James & Assoc. Inc. for Elite Acct# 50053152, FAO Diane & Thom Santa Barbara & Anne E. Mackinnel TT 12/23/92, 41 Rose Hill Rd., Branford, CT 06405-4076 (21.86%) and People's Securities, Inc. FBO 22-41377-11, 815 Main Street, P.O. Box 31, Bridgeport, CT 06601 (9.09%);

    Hawaii Fund -- PaineWebber for the Benefit of HUI 500, Post Office Box 1092, Wailuku, HI 96793-1092 (32.88%), Prudential Securities FBO Grace A. Sugitani TTEE, FBO Grace A. Sugitani, Rev. Granto TR DTED 05/06/91, 3129 Makini St., Honolulu, HI 96815-4245 (8.02%), PaineWebber for the Benefit of Randall D.J. Yee DDS and Elizabeth A.C. Yee JTTEN, 324 Liliuokalani St., Pukalani, HI 96768-8633 (6.94%), PaineWebber for the Benefit of Donna
    H. Ueki, 708 Kaimana Place, Kahului, HI 96732-1958 (6.78%), PaineWebber for the Benefit of Jean F. Nakamoto TTEE UND THE UNREC Jean F. Nakamoto REV LIV DTD 11/30/90, 799 Kea St., Kahului, HI 96732-1439 (5.82%) and
    PaineWebber for the Benefit of Gayle Kazue Nakamoto and Riki Nakamoto TTEES for the Trust DTD 06/11/92, 98-1668 Kiawe Street, Aiea, HI 96701-1737 (5.82%);

    Kansas Fund -- Glendora Brindle TTEE, Glendora Brindle LIV TRUST, U/A DTD 06/02/92, 325 N 17th, Fredonia, KS 67301 (8.61%), Thomas E. Niehaus & Kari K, Niehaus JTROS, 10690 Cedar Niles Blvd., Olathe, KS 66061-7414 (6.51%),
    M. Earline Foster, RR 1 Box 4, Independence, KS 67301 (5.59%) and Wanda M. Sloan TTEE, Wanda M. Sloan Trust, U/A DTD 02/08/90, Route 1 Box 239, Neodesha, KS 66757 (5.19%);

    Kentucky Fund -- Amos G. Hall, 14000 St. John Road, Rineyville, KY 40162 (5.78%), Mary R. Stephenson, 420 W. Breckenridge St., Louisville, KY 40203 (5.59%), David L. Chandler and Sherry L. Chandler JT TEN, 2240 St. Martin Road, Vine Grove, KY 40175 (5.55%) and Samuel R. Rechter & Bonnie Jo Rechter JTWROS, 1906 Decatur Dr., Louisville, KY 40218-2409 (5.12%);

    Louisiana Fund -- Rozelle Hahn Md, 736 W Lakeshore Dr., Benton, LA 71006-4230 (7.34%), PaineWebber for the Benefit of Brigette Belair Charles Belair TEN IN COMMON, 115 Sherwood Drive, Belle Chasse, LA 70037-2630 (5.71%) and PaineWebber for the Benefit of William E. Wynne, 600 Amethyst Street, New Orleans, LA 70124-2643 (5.21%);

    Maryland Fund -- Calvert R. Bregel, 4939 Long Green Road, Glen Arm, MD 21057 (19.57%), Cecile B. Taubman, 3524 Barton Oaks Rd., Baltimore, MD 21208-4301 (10.69%) and PaineWebber for the Benefit of William J. Shaw, 21 Bridle Court, Potomac, MD 20854-3887 (8.98%);

    Massachusetts Fund -- NFSC FEBO # CL5-368962, Wilkins Management Inc., ATTN Anne Marie Wilkins, 260 Brookline St., Ste 200, Cambridge, MA 02139 (15.70%) and Maurice Lasden & Ann Lasden JTWROS, 140 Washington Street, Canton, MA 02021 (10.18%);

    Minnesota Fund -- PaineWebber for the Benefit of B F Nelson Inc., ATTN Larry Ross, 752 30th Avenue SE, Minneapolis, MN 55414-2823 (25.27%), PaineWebber for the Benefit of Larry Ross, 8730 Walton Pond Circle, Bloomington, MN 55438-1356 (24.86%) and PaineWebber for the Benefit of James Yackel, Gertrude Boyum & Jean Pedersen Co-Trustees, U/A DTD 12/31/ 76, 7035 Knickerbocker Pkwy, Hammond, IN 46323-2028 (5.83%);

    Mississippi Fund -- Shirley Pickich Delcambre, 6531 Bridge View Rd., Biloxi, MS 39532 (14.34%), George J. Higginbotham, 9207 Pine Crest Dr., Biloxi, MS 39532 (11.57%) and Dennis J. Damiens Sr., 357 Rutherglen Way, Madison, MS 39110 (7.38%);

    Missouri Fund -- Ted Drewes Inc., 1 Masonridge Ct., Towne Country, MO 63141 (10.19%) and Dolores T. Stegman TTEE U/A DTD 06/20/91, FBO Dolores
    T. Stegman Rev Tr, 7221 Hullwood, Raytown, MO 641333 (6.25%);

    New Jersey Fund -- PaineWebber for the Benefit of Philip Corvelli, 3 Horizon Rd., Apt. 411, Fort Lee, NJ 07024-6705 (6.03%);

    New York Fund -- PaineWebber for the Benefit of Design Tex Fabrics Inc., ATTN Mark Gray, Personal & Confidential, 200 Varick Street - 8th Floor, New York, NY 10014-4810 (9.36%) and Vector Magnetics Inc., 236 Cherry St., Ithaca, NY 14850 (5.98%);

    North Carolina Fund -- Healthsource North Carolina Inc., 4000 Aerial Center Pky, Morrisville, NC 27560-8508 (31.11%);

    Oregon Fund -- John H. Dunlevy, 19962 Juniper, Bend, OR 97701 (5.39%);

    Ohio Fund -- NFSC FEBO # OGD-521515, Ellis Brothers Inc., PO Box 870, Roundhouse Lane, Mt Vernon, OH 43050 (8.42%) and PaineWebber for the Benefit of Mary Alice Wilson, 105 Indian Drive, Lucasville, OH 45648-8692 (6.70%);

    South Carolina Fund -- Anthony P. Cuozzo & Joseph A. Cuozzo JTWROS, PO Box 15923, Surfside Beach, SC 29587-5923 (39.29%), Barbara B. McDaniel, 8494
    Doar Road, Awendaw, SC 29429 (9.13%) and PaineWebber for the Benefit of Douglas P. Magann & Sarah R. Magann JTWROS, 203 Bolick Street, Georgetown, SC 29440-2202 (8.19%);

    Tennessee Fund -- Buford Deford & Jane Deford JT TEN, 6726 Holt Road, Nashville, TN 37211 (6.97%) and Patrick B. Apfeld & Kristine H. Apfelf JT TEN, 2409 Fox Run Drive, Signal Mtn., TN 37377-1462 (5.33%);

    Texas Fund -- Margaretha R. Lafferty, 11100 Braesridge Dr., Apt. 1406, Houston, TX 77071 (5.33%) and Dick D. Heller & Evelyn Jane Heller JT TEN, 3103 Granite Drive, Mission, TX 78572-9743 (5.03%);

    Virginia Fund -- Kevin Miley Fogarty, 7799 Leesburg Pike Suite 900N, Falls Church, VA 22043 (12.27%), PaineWebber for the Benefit of Olive M. Wolters, Rt 1 Box 133, Hanover, VA 23069-3821 (6.74%), and PaineWebber for the Benefit of Cynthia M. Gumbinner, TTEE, Cynthia M. Gumbinner, Trust U/A DTD 12/10/92, 3444 Launcelot Way, Annandale, VA 22003-1354 (5.69%); and

    West Virginia Fund -- William S. Gallagher & Joan P. Gallagher JTWROS, 109 Sherry Street, Weirton, WV 26062 (19.56%), Joseph M. Sanders Jr., General Account, 1315 Whitethorn St., Bluefiled, WV 24701 (9.10%), Joe Beam and Berry S. Beam, 3325 Dupont Avenue, Belle, WV 25015 (9.05%) and William D. Strauch & Elaine B. Strauch JTWROS, 9 Hawthorne Court, Wheeling, WV 26003 (5.29%).


    As of September 30, 1995, Merrill Lynch Pierce Fenner & Smith of Jacksonville, FL, broker-dealer, held of record the following percentages of the outstanding shares, which they held on behalf of their customers who are the beneficial owners of such shares. Such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares.

                                                             MERRILL LYNCH
                                                               PERCENTAGE
  NAME OF FUND                                                 OF SHARES
  ------------                                                 ---------
  California Limited Fund                                        60.42
  Connecticut Limited Fund                                       38.47
  Florida Limited Fund                                           46.58
  Massachusetts Limited Fund                                     35.71
  Michigan Limited Fund                                          63.53
  National Limited Fund                                          48.18
  New Jersey Limited Fund                                        22.23
  New York Limited Fund                                          19.32
  Ohio Limited Fund                                              29.04
  Pennsylvania Limited Fund                                      24.05
  Alabama Fund                                                   85.80
  Arizona Fund                                                   32.37
  Arkansas Fund                                                  19.37
  California Fund                                                43.43
  Colorado Fund                                                   8.70
  Connecticut Fund                                                8.07
  Florida Fund                                                   46.41
  Florida Insured Fund                                            9.28
  Georgia Fund                                                   61.54
  Hawaii Fund                                                    16.01
  Kentucky Fund                                                  54.42
  Louisiana Fund                                                 44.30
  Massachusetts Fund                                             35.90
  Michigan Fund                                                  76.08
  Mississippi Fund                                               32.78
  Missouri Fund                                                  16.70
  New Jersey Fund                                                44.78
  New York Fund                                                  28.79
  North Carolina Fund                                            10.14
  Ohio Fund                                                      37.59
  Oregon Fund                                                     31.4
  Pennsylvania Fund                                              29.46
  Rhode Island Fund                                              72.55
  South Carolina Fund                                            11.10
  Tennessee Fund                                                 62.85
  Texas Fund                                                     88.26
  Virginia Fund                                                  40.10
  West Virginia Fund                                             26.09

                                                                       EXHIBIT C

                            INVESTMENT RESTRICTIONS
                       [PROPOSED ADDITIONS IN ITALICS AND
                        PROPOSED DELETIONS IN BRACKETS]


    As a matter of fundamental investment policy, the Fund may not:

    (1)\1/ [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3)* Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);


    (4) [Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer, to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]


    (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (6) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [, or participate on a joint or a joint and several basis in any trading account in securities];

    (7) Make loans [Lend any of its funds or other assets] to any person [, directly or indirectly] except by [(i) through] (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and [(ii) through the loan of a] (c) lending portfolio securities [security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan)];

    (8)\2/ Borrow money [or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests;] or issue senior securities except as permitted by the Investment Company Act of 1940 [other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge];


    (9) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]


    (10)\3/ Purchase or sell real estate [, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate] (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (11)\4/ Purchase or sell physical commodities or [futures] contracts for the purchase or sale of physical commodities [, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts];

    (12) [Buy investment securities from or sell them to any of its officers or Trustees of the Trust, its investment adviser or its underwriter, as principal (or, for some Funds, "its principal underwriter"); however, any such person or concerns may be employed as a broker upon customary terms;]

    (13)* Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

    (14)\5/ [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.]

    (15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
----------


\1/Only the California Fund has this restriction so shareholders of other Funds will not vote to eliminate this restriction. If Proposal 3 is approved, the California Fund will eliminate this restriction.


\2/The first clause of the second sentence of this restriction is "The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets;'" for the California, Florida and New York Funds.

\3/All Funds, except the California, Florida and New York Funds, have this restriction in its proposed form so only shareholders of those three Funds will vote to amend this restriction.

\4/The California, Florida and New York Funds have this restriction in its proposed form so shareholders of those Funds will not vote to amend this restriction.

\5/Only shareholders of the California Fund will vote to eliminate this restriction. The other Funds do not have this restriction.

  *This restriction would become nonfundamental if Proposal 2 is approved.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110


                                                                October 27, 1995
Dear Shareholders:

    On December 8, 1995 and December 15, 1995, Special Meetings of Shareholders of the series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF EACH TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS OF THAT TRUST AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.

    YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.


PROPOSALS YOU ARE VOTING ON.
    At the meeting, shareholders will be asked to amend their Fund's investment policies to permit, among other things, each Fund to invest without limitation in obligations the interest on which is subject to the federal alternative minimum tax. Shareholders will also be asked to amend certain fundamental investment restrictions which may permit the Funds to take advantage of investment opportunities in the future and, for California Municipals Fund shareholders only, to change the Fund's status from diversified to nondiversified.


    The matters to be presented at the meetings are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.


                                               For each Board of Trustees

                                           /s/ Thomas J. Fetter

                                               Thomas J. Fetter, President

IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110
                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
               TO BE HELD DECEMBER 8, 1995 AND DECEMBER 15, 1995

    Special Meetings of Shareholders of the series listed below (each a "Fund") of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") will be held at the principal office of each Trust, 24 Federal Street, Boston, Massachusetts, on the date specified below commencing at 10:00 a.m. (Boston time).

    THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Arizona Limited Maturity Tax Free Fund, EV Marathon California Limited Maturity Tax Free Fund, EV Marathon Connecticut Limited Maturity Tax Free Fund, EV Marathon Florida Limited Maturity Tax Free Fund, EV Marathon Massachusetts Limited Maturity Tax Free Fund, EV Marathon Michigan Limited Maturity Tax Free Fund, EV Marathon National Limited Maturity Tax Free Fund, EV Marathon New Jersey Limited Maturity Tax Free Fund, EV Marathon New York Limited Maturity Tax Free Fund, EV Marathon North Carolina Limited Maturity Tax Free Fund, EV Marathon Ohio Limited Maturity Tax Free Fund, EV Marathon Pennsylvania Limited Maturity Tax Free Fund and EV Marathon Virginia Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Alabama Tax Free Fund, EV Marathon Arizona Tax Free Fund, EV Marathon Arkansas Tax Free Fund, EV Marathon California Municipals Fund, EV Marathon Colorado Tax Free Fund, EV Marathon Connecticut Tax Free Fund, EV Marathon Florida Tax Free Fund, EV Marathon Georgia Tax Free Fund, EV Marathon Kentucky Tax Free Fund, EV Marathon Louisiana Tax Free Fund, EV Marathon Maryland Tax Free Fund, EV Marathon Massachusetts Tax Free Fund, EV Marathon Michigan Tax Free Fund, EV Marathon Minnesota Tax Free Fund, EV Marathon Mississippi Tax Free Fund, EV Marathon Missouri Tax Free Fund, EV Marathon New Jersey Tax Free Fund, EV Marathon New York Tax Free Fund, EV Marathon North Carolina Tax Free Fund, EV Marathon Ohio Tax Free Fund, EV Marathon Oregon Tax Free Fund, EV Marathon Pennsylvania Tax Free Fund, EV Marathon Rhode Island Tax Free Fund, EV Marathon South Carolina Tax Free Fund, EV Marathon Tennessee Tax Free Fund, EV Marathon Texas Tax Free Fund, EV Marathon Virginia Tax Free Fund and EV Marathon West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA MUNICIPALS AND THE ARIZONA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS TAX FREE FUNDS WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Hawaii Tax Free Fund, EV Marathon Kansas Tax Free Fund and EV Marathon Florida Insured Tax Free Fund. THE HAWAII AND KANSAS TAX FREE FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED TAX FREE FUND WILL MEET ON DECEMBER 8, 1995.

THE MEETINGS ARE BEING HELD FOR THE FOLLOWING PURPOSES:

    1. FOR EACH FUND: To consider and act upon a proposal to amend the Fund's investment policy to provide that the Fund may invest without limit in municipal obligations the interest on which is exempt from regular federal income tax (but which may be a tax preference item for purposes of alternative minimum tax) and (except in the case of the National Limited Maturity Fund and the Texas Tax Free Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. (In addition to allowing the Funds to invest without limit in obligations the interest on which is subject to alternative minimum tax, this amendment will permit the California Municipals and the Minnesota and Tennessee Tax Free Funds (like all other Funds) to invest in certain obligations of Puerto Rico, Guam and the U.S. Virgin Islands.)

    2. FOR EACH MUNICIPALS TRUST FUND AND THE CONNECTICUT, MICHIGAN AND OHIO LIMITED MATURITY FUNDS: To consider and act upon a proposal to eliminate, reclassify or amend certain of the Fund's fundamental investment restrictions (as set forth in Exhibit C to the accompanying Proxy Statement).

    3. FOR THE CALIFORNIA MUNICIPALS FUND: To consider and act upon a proposal to change the Fund's diversification status from diversified to non-diversified.

    4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meetings or any adjourned session thereof.

    These proposals are discussed in greater detail in the accompanying Proxy Statement.

    This meeting is called pursuant to the By-Laws of each Trust. The Trustees of each Trust fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders of each Fund of that Trust entitled to notice of and to vote at the meeting and any adjournument thereof.
                                              By Order of each Board of Trustees

                                          /s/ THOMAS OTIS
                                              THOMAS OTIS, Secretary
October 27, 1995

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                                October 27, 1995

                                PROXY STATEMENT
                   FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

    A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the series listed below of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") to be held on either Friday, December 8, 1995 or Friday, December 15, 1995 (as specified below), for the benefit of shareholders who do not expect to be present at the meetings. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about October 31, 1995.


    THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Arizona Limited Maturity Tax Free Fund, EV Marathon California Limited Maturity Tax Free Fund, EV Marathon Connecticut Limited Maturity Tax Free Fund, EV Marathon Florida Limited Maturity Tax Free Fund, EV Marathon Massachusetts Limited Maturity Tax Free Fund, EV Marathon Michigan Limited Maturity Tax Free Fund, EV Marathon National Limited Maturity Tax Free Fund, EV Marathon New Jersey Limited Maturity Tax Free Fund, EV Marathon New York Limited Maturity Tax Free Fund, EV Marathon North Carolina Limited Maturity Tax Free Fund, EV Marathon Ohio Limited Maturity Tax Free Fund, EV Marathon Pennsylvania Limited Maturity Tax Free Fund and EV Marathon Virginia Limited Maturity Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.


    THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Alabama Tax Free Fund, EV Marathon Arizona Tax Free Fund, EV Marathon Arkansas Tax Free Fund, EV Marathon California Municipals Fund, EV Marathon Colorado Tax Free Fund, EV Marathon Connecticut Tax Free Fund, EV Marathon Florida Tax Free Fund, EV Marathon Georgia Tax Free Fund, EV Marathon Kentucky Tax Free Fund, EV Marathon Louisiana Tax Free Fund, EV Marathon Maryland Tax Free Fund, EV Marathon Massachusetts Tax Free Fund, EV Marathon Michigan Tax Free Fund, EV Marathon Minnesota Tax Free Fund, EV Marathon Mississippi Tax Free Fund, EV Marathon Missouri Tax Free Fund, EV Marathon New Jersey Tax Free Fund, EV Marathon New York Tax Free Fund, EV Marathon North Carolina Tax Free Fund, EV Marathon Ohio Tax Free Fund, EV Marathon Oregon Tax Free Fund, EV Marathon Pennsylvania Tax Free Fund, EV Marathon Rhode Island Tax Free Fund, EV Marathon South Carolina Tax Free Fund, EV Marathon Tennessee Tax Free Fund, EV Marathon Texas Tax Free Fund, EV Marathon Virginia Tax Free Fund and EV Marathon West Virginia Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA MUNICIPALS AND THE ARIZONA, COLORADO, CONNECTICUT, FLORIDA, MASSACHUSETTS, MICHIGAN, MINNESOTA, NEW JERSEY, OHIO, PENNSYLVANIA AND TEXAS TAX FREE FUNDS WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST II MEETING IS FOR THE FOLLOWING SERIES: EV Marathon Hawaii Tax Free Fund, EV Marathon Kansas Tax Free Fund and EV Marathon Florida Insured Tax Free Fund. THE HAWAII AND KANSAS TAX FREE FUNDS WILL MEET ON DECEMBER 15, 1995 AND THE FLORIDA INSURED TAX FREE FUND WILL MEET ON DECEMBER 8, 1995.


    The series of Municipals Trust and Municipals Trust II are referred to individually herein as the "[State name] Fund" (except that EV Marathon Florida Insured Tax Free Fund is referred to as the "Florida Insured Fund"). The series of Investment Trust are referred to individually herein as the "[State name] Limited Fund". The series of the Trusts are referred to collectively herein as the "Funds".


    The Trustees have fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of October 23, 1995 is set forth in Exhibit A.


    The persons who held of record more than 5% of the outstanding shares of a Fund as of September 30, 1995 are set forth in Exhibit B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

    Shareholders of the Funds are being asked to vote on the Proposals as follows:


                                           SHAREHOLDERS ENTITLED TO
PROPOSAL      PURPOSE                      VOTE ON PROPOSAL
--------      -------                      ------------------------


1             To amend the Fund's policy   To be voted on by each Fund
              concerning the municipal
              obligations in which it
              invests

2             To eliminate, reclassify or  To be voted on by each Municipals
              amend certain fundamental    Trust Fund, and the Connecticut
              investment restrictions      Limited Fund, the Michigan Limited
                                                  Fund and the Ohio Limited Fund


3             To change the Fund's         To be voted on by the California
              diversification status from  Fund
              diversified to
              nondiversified

    The shareholders of each Fund voting on a Proposal will vote separately as a class on that Proposal.


    The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meetings. If any other matter is properly presented at a meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.


                  PROPOSAL 1. TO APPROVE THE AMENDMENT OF EACH
                     FUND'S POLICY CONCERNING THE MUNICIPAL
                        OBLIGATIONS IN WHICH IT INVESTS

    Each Fund (except the National Limited Fund) seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except in the case of the California Fund, the Minnesota Fund and the Tennessee Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"), the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax (the "AMT") (except in the case of the California Fund), and (except for the Texas
Fund) is exempt from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. The National Limited Fund has substantially the same policy except that it invests without regard for any applicable State taxes. In addition to the foregoing, the Minnesota Fund must also limit its investment in obligations the interest on which is exempt from Minnesota alternative minimum tax. Although the California Fund may invest without limit in obligations subject to the AMT, California Tax Free Portfolio (the "California Portfolio") (in which the California Fund invests its assets) limits its investment in obligations subject to the AMT in accordance with the foregoing 80% policy. The foregoing 80% policy is a fundamental policy of each Fund and may not be changed unless authorized by a vote of each Fund's shareholders.

    This Proposal seeks to amend the policies described above to permit each Fund to invest either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Fund and the Texas Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. Pursuant to the investment objective of each Municipals Trust Fund and each Municipals Trust II Fund, the Fund seeks to provide current income exempt from regular federal income tax and certain State taxes which are specified in each Fund's prospectus. Pursuant to the investment objective of each Investment Trust Fund, the Fund seeks to provide (1) a high level of current income exempt from regular federal income tax and (except for the National Limited Fund) certain State taxes which are specified in each Fund's prospectus, and (2) limited principal fluctuation.

    Each Fund invests its assets in a corresponding investment company (a "Portfolio") with (except the California Fund) the same investment policy as that described above for the Fund. When voting on a parallel proposal to amend the Portfolio's investment policy (or, in the case of the California Portfolio, a proposal to amend the California Portfolio's policy as described below), each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus). If a sufficient number of votes in favor of the Proposal are received from investors in a Portfolio, that Portfolio's policy will be changed.

    If this Proposal is approved with respect to each Fund and its corresponding Portfolio, each Portfolio will be permitted to invest without limit in obligations the interest on which is a tax preference item under the AMT ("AMT obligations") (and, in the case of the Minnesota Portfolio, Minnesota alternative minimum tax).\1/ This policy change should result in greater investment opportunities because the Portfolios will no longer be required to restrict investment in AMT obligations to 20% of net assets. Boston Management & Research, the investment adviser to the Portfolios, (the "Investment Adviser") believes that, under current market conditions, AMT obligations may provide higher yields than non-AMT obligations. Should these market conditions continue, a Portfolio would have the ability to invest without limit in such higher-yielding obligations, provided that they otherwise meet the credit quality and other criteria of the Portfolio (as described in its corresponding Fund's prospectus). As a result, investment returns may be enhanced over time.

-------------
\1/The Minnesota Fund would continue, however, to invest 95% of its assets in specified Minnesota sources, as described in its Prospectus.

    The AMT is generally applicable to wealthy individuals and corporations that earn high income and are able to reduce their regular income tax liability through tax deductions. Therefore, the proposed policy change is unlikely to affect the tax-exempt status of the income earned by a Fund for most shareholders. For the percentage of each Portfolio's net assets invested in AMT obligations on September 30, 1995, see Exhibit A.

    If this Proposal is approved, the investment policy will be clarified to state that a Fund may invest in municipal obligations of any issuer, provided that the interest on such obligations is exempt from regular federal income tax and the State taxes specified in the Fund's investment objective (if any). As clarified, the policy would permit the California Portfolio, Minnesota Portfolio and Tennessee Portfolio to invest in obligations issued by the Territories, provided that the interest on such obligations is exempt from regular federal income tax and relevant State taxes. (The Minnesota Portfolio, however, has no current intention of investing in such obligations.) Each Portfolio (except the National Limited Fund), however, will continue to invest at least 65% of its total assets in municipal obligations issued by or on behalf of its corresponding State or its political subdivisions. The amended policy would also permit the Minnesota Portfolio to invest without limit in obligations the interest on which is subject to the Minnesota alternative minimum tax. Such tax is based in part on federal alternative minimum taxable income.

    In connection with this policy change, the Trustees will change with respect to each Fund (except the California Fund) and each Portfolio the phrase "Tax Free" in its name to "Municipals" (e.g., from "EV Marathon [State name] Tax Free Fund" to "EV Marathon [State name] Municipals Fund").


                     VOTE REQUIRED TO APPROVE PROPOSAL 1 Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.


    The Trustees have considered various factors and believe that this Proposal will increase investment opportunities and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by the current policy. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THEIR FUND'S INVESTMENT POLICY AS DESCRIBED ABOVE.


                   PROPOSAL 2.  TO APPROVE THE ELIMINATION,
                        RECLASSIFICATION OR AMENDMENT OF
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                   (FOR EACH MUNICIPALS TRUST FUND AND THE
                CONNECTICUT, MICHIGAN AND OHIO LIMITED FUNDS)

    The Investment Company Act of 1940, as amended, (the "Act") requires a registered investment company series like each Fund to have certain specific investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify and modernize those restrictions which are required to be fundamental and to eliminate as fundamental any restrictions which are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form, or eliminated. Nonfundamental restrictions can be changed by the Trustees without shareholder approval. Similar revisions to fundamental restrictions have been approved by shareholders of several other funds advised by Boston Management and Research or its affiliates ("Eaton Vance"), so the uniformity of such restrictions will serve to facilitate Eaton Vance's compliance efforts.


    This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental restrictions are discussed in detail below. Please refer to the changes to the restrictions as set forth in Exhibit C. By reducing to a minimum those restrictions which can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the Investment Adviser's ability to manage the Fund's Portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in Exhibit C. If this Proposal is approved, the restrictions will be reordered.


    If approved, the proposed changes will not affect current management of a Fund's Portfolio. Moreover, the changes would be made regardless of whether the other proposals in this proxy statement are approved. When voting on a parallel proposal to amend the fundamental investment restrictions of its corresponding Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus). If a sufficient number of votes in favor of amending some or all of a Portfolio's restrictions are received from the investors in that Portfolio, such restrictions will be amended.


                      ELIMINATION OF CERTAIN RESTRICTIONS

    The Trustees propose to eliminate Restriction (4) (for all Funds except the California Fund), Restriction (9), Restriction (12), the latter part of Restriction (6) and (with respect to the California Fund only) Restriction (14), because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws.

    Restriction (4) concerns the diversification of assets by issuer. This restriction does not apply to nondiversified funds. Because the Funds (except the California Fund) are nondiversified, this restriction may be eliminated. Shareholders of the California Fund will consider the elimination of Restriction
(4) and Restriction (1) (which also relates to diversification) in Proposal 3.

    Restriction (9) concerning investing for control prohibits a Fund from investing for control or management of other companies. Investing for such purposes would be difficult because of the Act's diversification requirements and are regulated by the Act's provisions on affiliated transactions.


    Restriction (12) concerning transactions with affiliates prohibits a Fund from buying securities from or selling securities to Trust officers, Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and the Investment Adviser maintains a code of ethics to monitor transactions with the Funds.


    The latter part of Restriction (6) concerning joint transactions is a matter regulated by a provision of the Act which is subject to certain exceptions pursuant to rules or positions of the staff of the Commission. Eliminating the prohibition may allow a Fund to engage in certain beneficial transactions, such as purchasing securities with affiliated investment companies at a lower cost, if the Commission grants an exemptive order permitting such transactions. (The Funds have no current intention of applying for such an order.)

    Restriction (14) (which is a restriction of the California Fund only) prohibits the California Fund from purchasing securities of another open-end investment company or investment trust (other than the California Portfolio). Investment in investment companies is regulated by the Act and the California Fund has no policy of investing in any such companies other than the California Portfolio (which is permitted by the Act).


                   RECLASSIFICATION OF CERTAIN RESTRICTIONS

    The Trustees also propose that Restrictions (3), (5) and (13) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions are required under various state "Blue Sky" laws and/or federal laws, but are not required to be a fundamental policy of a Fund.

    Restriction (3) concerning short sales prohibits a Fund from engaging in such transactions unless they are "against the box" and no more than 25% of net assets is held as collateral. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.

    Restriction (5) concerning investment in affiliated issuers prohibits a Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investment if relevant laws change.


    Restriction (13) concerning investment in exploration companies prohibits the purchase of oil, gas or mineral interests. Such investments are inconsistent with each Fund's current investment policies, but, if the restriction is reclassified as nonfundamental, the restriction could be eliminated if state Blue Sky laws change.


    If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                      AMENDMENT TO CERTAIN RESTRICTIONS

    The Trustees propose to amend several fundamental policies.


    The first part of Restriction (6) concerning underwriting, Restriction (10) concerning investing in real estate and Restriction (11) concerning futures transactions have been revised for clarity to be consistent with other funds advised by the Investment Adviser. (Only California Fund, Florida Fund and New York Fund shareholders will vote to amend Restriction (10) because the other Funds already have that restriction in the proposed form; shareholders of those three Funds will not vote to amend Restriction (11) because their restriction already exists in the proposed form.) Restriction (7) concerning lending is proposed to be simplified and revised consistent with current regulatory restraints.

    Restriction (8) concerning borrowing, pledging and senior securities has been revised by deleting the restriction on pledging and by permitting borrowing and the issuance of senior securities consistent with the Act. Pledging restrictions are no longer required by State law. The positions of staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider use of new investment techniques consistent with the Act and appropriate disclosure as interpretations of the Act are further developed. Each Fund may currently borrow up to 5% of the value of its total assets for certain temporary purposes. There is no intention to change this policy. If the Trustees should decide in the future to change this policy with respect to a Fund, disclosure would be provided in the Fund's prospectus.

    The Trustees also propose to create a new Restriction (15) that would clarify each Fund's policy of investing in another open-end management investment company (its corresponding Portfolio). If approved, a redundant provision in Restrictions (4), (8), (9) and (14) will be eliminated (if those restrictions are not otherwise eliminated).


                     VOTE REQUIRED TO APPROVE PROPOSAL 2

    Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above. The amendment, elimination or reclassification of each restriction requires a separate vote.

    The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If part or all of the Proposal is not approved with respect to a Fund, some or all of that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                PROPOSAL 3.  CHANGE IN DIVERSIFICATION STATUS
                           (FOR THE CALIFORNIA FUND)
    As a diversified fund under the Act, the California Fund may not (with respect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. The purpose of this Proposal is to change the California Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund under the Act, the Fund would be subject to the diversification requirements of the Internal Revenue Code, which impose the foregoing 5% and 10% limitations with respect to only 50% of its assets.

    The Fund will also vote on a parallel proposal to change the diversification status of the California Portfolio. When so voting, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal (as described in the Fund's prospectus). If a sufficient number of votes in favor of the Proposal are received from investors in the California Portfolio, the Portfolio's policy will be changed.

    Because of the limited number of issuers within a particular state, state municipal funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the California Fund's and the California Portfolio's status would provide the California Portfolio this flexibility. To the extent the California Portfolio invests a greater percentage of assets in a single issuer, it would be more susceptible to any adverse economic or political occurrence affecting that issuer. In addition, the proposed change in status would facilitate Eaton Vance's compliance efforts in that (if this Proposal is approved) all of the Eaton Vance state municipal funds will be nondiversified. If this Proposal is approved, Restrictions (1) and (4) (set forth in Exhibit C to this Proxy Statement), which relate to the diversification of assets, will be eliminated.


                     VOTE REQUIRED TO APPROVE PROPOSAL 3

    Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the California Fund as set forth under "Vote Required to Approve Proposal 1" above.


    The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the California Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE CALIFORNIA FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                       NOTICE TO BANKS AND BROKER/DEALERS

    Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Shareholder Services, 24 Federal Street, Boston, MA 02110, or call 1-800-225- 6265.

                             ADDITIONAL INFORMATION
    The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of each Trust will be borne by its Funds as described below. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Trust, by personnel of the Investment Adviser, by the transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained Tritech Services of Piscataway, New Jersey ("Tritech") to assist in the solicitation of proxies, for which each Fund will pay an estimated average fee of approximately $1,800 plus out-of-pocket expenses. Such expenses will be borne pro rata by the Funds based on the number of shareholder accounts. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by the Investment Adviser's personnel, by each Fund's transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms, or by Tritech, in person, by telephone or by telegraph will be borne pro rata by each Fund based on the number of shareholder accounts. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.


    All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non- votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non- votes and votes against will have the same effect in determining whether a Proposal is approved.


    In the event that sufficient votes by the shareholders of any Fund on any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne by the Funds as described above.

    Each Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and its Semi-Annual Report succeeding the Annual Report (if any) to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, the Secretary of each Trust, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.


    Submission of Shareholder Proposals. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the relevant Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.

                                               EATON VANCE INVESTMENT TRUST
                                               EATON VANCE MUNICIPALS TRUST
                                               EATON VANCE MUNICIPALS TRUST II
October 27, 1995

                                                                       EXHIBIT A

                                                              % OF PORTFOLIO'S
                                           NO. OF SHARES     ASSETS INVESTED IN
                                          OUTSTANDING ON     AMT OBLIGATIONS ON
EV MARATHON FUND                         OCTOBER 23, 1995    SEPTEMBER 30, 1995
----------------                         ----------------    ------------------

Arizona Limited                                 50,358              0.0
California Limited                           6,078,957              1.5
Connecticut Limited                          1,486,480              6.4
Florida Limited                             12,773,568              0.0
Massachusetts Limited                       10,223,648              9.6
Michigan Limited                             2,278,003              6.1
National Limited                            12,176,103             20.0
New York Limited                            14,652,103              0.0
New Jersey Limited                           8,416,344              7.9
North Carolina Limited                          18,675              9.0
Ohio Limited                                 3,245,393             13.6
Pennsylvania Limited                         9,207,513              0.0
Virginia Limited                                21,394              3.6
Alabama                                     10,434,943              9.1
Arkansas                                     7,772,300             17.5
Arizona                                     13,151,731              5.3
California                                  42,415,129             18.0
Colorado                                     4,382,620              9.4
Connecticut                                 18,902,683             12.8
Florida                                     65,200,704             19.4
Florida Insured                              1,486,934             17.8
Georgia                                     12,128,813             14.2
Hawaii                                       1,549,349             19.1
Kansas                                         969,840              4.1
Kentucky                                    14,103,078             16.7
Louisiana                                    3,207,796             18.2
Maryland                                    11,012,194             15.1
Massachusetts                               28,280,076             18.1
Michigan                                    17,774,586              4.8
Minnesota                                    7,869,452             14.1
Mississippi                                  2,832,453             13.5
Missouri                                     8,466,492              9.9
New Jersey                                  38,412,316             19.2
New York                                    58,963,921              4.4
North Carolina                              18,805,605              8.2
Ohio                                        30,027,661             17.9
Oregon                                      13,948,681             15.7
Pennsylvania                                46,828,976             19.5
Rhode Island                                 4,260,005             19.5
South Carolina                               5,978,009             18.5
Tennessee                                    5,663,040             14.3
Texas                                        2,638,782             19.7
Virginia                                    18,366,623             16.7
West Virginia                                4,171,011             17.0

                                                                       EXHIBIT B

    As of September 30, 1995, the following shareholders of the specified Fund owned of record the percentages of shares indicated after their names:


    Arizona Limited Fund -- Emma M. O'Brien, Trustee, Emma M. O'Brien, Trust, u/a dtd 10/7/82, 13539 W. Spring Meadow Drive, Sun City, West Arizona, 85375 (9.75%), PaineWebber for the Benefit of Carmelita Cracchiolo Trustee, The A&C Cracchiolo Family Trust, dated 5/27/81, 30 Camino Miramonte, Tucson, AZ 85716-4928 (9.54%), Elizabeth J. Slater & Kemper C. Tyson JTWROS, 1450 E. Bethany Home Road, Phoenix, AZ 85014 (8.09%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (6.57%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Sherry L. Jabour, Trustee, Sherry L. Jabour Trust, U/A dtd 3/ 12/90, 8398 E. Thougoughbred, Scottsdale, AZ 85258 (5.74%);

    North Carolina Limited Fund -- Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (22.42%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Eaton Vance Management, Attn: Accounting Dept., 4th Floor, 24 Federal Street, Boston, MA 02110 (57.35%);

    Virginia Limited Fund -- Hiroko Imamura, 9613 Masterworks Drive, Vienna, VA 22181-6104 (26.29%), Eaton Vance Management, Attn: Accounting Dept., 4th Floor, 24 Federal Street, Boston, MA 02110 (18.83%), Henry Michael Tacoronte & Patricia Ann Tacoronte JTWROS, 1848 Shillelagh Road, Chesapeake, VA 23323 (14.40%), PaineWebber for the Benefit of The Carol Baker Avery Revocable Trust dated 10/12/92, James R. Olin, Trustee, 175 - 27th St. SE, Roanoke, VA 24014-3307 (12.01%), and Eaton Vance Distributors Inc., Attn: Order Room, 24 Federal Street, Boston, MA 02110 (9.27%);


    Florida Insured Fund -- William Akers Jr., Trustee, Georgia O. Akers Trust, U/A Dtd 7/17/91 as amended 12/7/94, 1064 John Anderson Drive, Ormond Beach, FL 32176-4121 (6.63%); and

    Texas Fund -- NFSC FEBO # ATL - 213985 - Edwin V. Bonneau and Barbara J. Bonneau, 2710 Bay Meadows Circle, Farmers Branch, TX 75234 (7.50%).

    As of September 30, 1995, Merrill Lynch Pierce Fenner & Smith of Jacksonville, FL, broker-dealer, held of record the following percentages of the outstanding shares, which they held on behalf of their customers who are the beneficial owners of such shares. Such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares.

                                                             MERRILL LYNCH
                                                               PERCENTAGE
  NAME OF FUND                                                 OF SHARES
  ------------                                                 ---------
  Arizona Limited Fund                                           51.42
  California Limited Fund                                        27.51
  Connecticut Limited Fund                                       21.95
  Florida Limited Fund                                           22.98
  Massachusetts Limited Fund                                     18.31
  Michigan Limited Fund                                          25.38
  National Limited Fund                                          21.83
  New York Limited Fund                                          20.58
  New Jersey Limited Fund                                        16.32
  North Carolina Limited Fund                                    17.06
  Ohio Limited Fund                                               7.69
  Pennsylvania Limited Fund                                      25.67
  Virginia Limited Fund                                          19.20
  Alabama Fund                                                   34.59
  Arkansas Fund                                                  12.32
  Arizona Fund                                                   11.19
  California Fund                                                13.11
  Colorado Fund                                                   6.91
  Connecticut Fund                                               20.17
  Florida Fund                                                   16.41
  Florida Insured Fund                                           14.38
  Georgia Fund                                                   21.46
  Kansas Fund                                                    13.74
  Kentucky Fund                                                  15.83
  Louisiana Fund                                                 37.86
  Maryland Fund                                                  16.50
  Massachusetts Fund                                              9.84
  Michigan Fund                                                  26.36
  Minnesota Fund                                                  5.81
  Mississippi Fund                                               28.53
  Missouri Fund                                                   7.56
  New Jersey Fund                                                10.63
  New York Fund                                                  13.68
  North Carolina Fund                                            12.93
  Ohio Fund                                                      20.82
  Oregon Fund                                                    12.50
  Pennsylvania Fund                                              14.00
  Rhode Island Fund                                              27.20
  South Carolina Fund                                            18.27
  Tennessee Fund                                                 11.38
  Texas Fund                                                     20.17
  Virginia Fund                                                  15.41
  West Virginia Fund                                             20.18

                                                                       EXHIBIT C

                            INVESTMENT RESTRICTIONS
                       [PROPOSED ADDITIONS IN ITALICS AND
                        PROPOSED DELETIONS IN BRACKETS]


    As a matter of fundamental investment policy, the Fund may not:

    (1)\1/ [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3)* Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);


    (4) [Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer, to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]


    (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (6) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [, or participate on a joint or a joint and several basis in any trading account in securities];

    (7) Make loans [Lend any of its funds or other assets] to any person [, directly or indirectly] except by [(i) through] (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and [(ii) through the loan of a] (c) lending portfolio securities [security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan)];

    (8)\2/ Borrow money [or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests;] or issue senior securities except as permitted by the Investment Company Act of 1940 [other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be a pledge];


    (9) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]


    (10)\3/ Purchase or sell real estate [, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate] (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (11)\4/ Purchase or sell physical commodities or [futures] contracts for the purchase or sale of physical commodities [, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts];

    (12) [Buy investment securities from or sell them to any of its officers or Trustees of the Trust, its investment adviser or its underwriter, as principal (or, for some Funds, "its principal underwriter"); however, any such person or concerns may be employed as a broker upon customary terms;]

    (13)* Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

    (14)\5/ [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.]

    (15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
----------


\1/Only the California Fund has this restriction so shareholders of other Funds will not vote to eliminate this restriction. If Proposal 3 is approved, the California Fund will eliminate this restriction.


\2/The first clause of the second sentence of this restriction is "The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets;'" for the California, Florida and New York Funds.

\3/All Funds, except the California, Florida and New York Funds, have this restriction in its proposed form so only shareholders of those three Funds will vote to amend this restriction.

\4/The California, Florida and New York Funds have this restriction in its proposed form so shareholders of those Funds will not vote to amend this restriction.

\5/Only shareholders of the California Fund will vote to eliminate this restriction. The other Funds do not have this restriction.

  *This restriction would become nonfundamental if Proposal 2 is approved.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                                October 27, 1995
Dear Shareholders:

    On December 8, 1995 and December 15, 1995, Special Meetings of Shareholders of the series (each a "Fund") of Eaton Vance Investment Trust, Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II (each a "Trust") will be held to consider three proposals. Adoption of these proposals with respect to each Fund requires the approval of that Fund's shareholders. As a shareholder, you are entitled to cast one vote for each share that you own. THE TRUSTEES OF EACH TRUST HAVE APPROVED THE PROPOSALS WITH RESPECT TO THE FUNDS OF THAT TRUST AND BELIEVE THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF EACH SUCH FUND AND ITS SHAREHOLDERS.

VOTING TAKES ONLY A FEW MINUTES -- PLEASE RESPOND PROMPTLY.
    YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by the meeting date, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a shareholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

PROPOSALS YOU ARE VOTING ON.
    At the meeting, shareholders will be asked to amend their Fund's investment policies to permit, among other things, each Fund to invest without limitation in obligations the interest on which is subject to the federal alternative minimum tax. Shareholders will also be asked to amend certain fundamental investment restrictions which may permit the Funds to take advantage of investment opportunities in the future and, for California Municipals Fund shareholders only, to change the Fund's status from diversified to nondiversified.

    The matters to be presented at the meetings are described in detail in the enclosed Proxy Statement. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.
                                               For each Board of Trustees

                                           /s/ Thomas J. Fetter
                                               Thomas J. Fetter, President


  IMPORTANT -- SHAREHOLDERS CAN HELP THE TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THEIR FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II

                      24 FEDERAL STREET, BOSTON, MA 02110
                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
              TO BE HELD DECEMBER 8, 1995 AND DECEMBER 15, 1995

    Special Meetings of Shareholders of the series listed below (each a "Fund") of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") will be held at the principal office of each Trust, 24 Federal Street, Boston, Massachusetts, on the date specified below commencing at 10:00 a.m. (Boston time).

    THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional Florida Limited Maturity Tax Free Fund, EV Traditional National Limited Maturity Tax Free Fund and EV Traditional New York Limited Maturity Tax Free Fund. THE NEW YORK AND FLORIDA LIMITED MATURITY FUNDS WILL MEET ON DECEMBER 15, 1995, AND THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional California Municipals Fund, EV Traditional Connecticut Tax Free Fund, EV Traditional Florida Tax Free Fund, Massachusetts Municipal Bond Portfolio, EV Traditional New Jersey Tax Free Fund, EV Traditional New York Tax Free Fund and EV Traditional Pennsylvania Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA MUNICIPALS, MASSACHUSETTS MUNICIPAL AND THE CONNECTICUT, FLORIDA, NEW JERSEY AND PENNSYLVANIA TAX FREE FUNDS WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST II MEETING is for EV Traditional Florida Insured Tax Free Fund. THE MEETING WILL BE HELD ON DECEMBER 8, 1995.

THE MEETINGS ARE BEING HELD FOR THE FOLLOWING PURPOSES:

    1. FOR EACH FUND: To consider and act upon a proposal to amend the Fund's investment policy to provide that the Fund may invest without limit in municipal obligations the interest on which is exempt from regular federal income tax (but which may be a tax preference item for purposes of alternative minimum tax) and (except in the case of the National Limited Maturity Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. (In addition to allowing the Funds to invest without limit in obligations the interest on which is subject to alternative minimum tax, this amendment will permit the California Municipals Fund (like all other Funds) to invest in certain obligations of Puerto Rico, Guam and the U.S. Virgin Islands.)

    2. FOR EACH MUNICIPALS TRUST FUND: To consider and act upon a proposal to eliminate, reclassify or amend certain of the Fund's fundamental investment restrictions (as set forth in Exhibit C to the accompanying Proxy Statement).

    3. FOR THE CALIFORNIA MUNICIPALS FUND: To consider and act upon a proposal to change the Fund's diversification status from diversified to non-diversified.

    4. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meetings or any adjourned session thereof.

    These proposals are discussed in greater detail in the accompanying Proxy Statement.

    This meeting is called pursuant to the By-Laws of each Trust. The Trustees of each Trust fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders of each Fund of that Trust entitled to notice of and to vote at the meeting and any adjournment thereof.

                                              By Order of each Board of Trustees

                                          /s/ THOMAS OTIS
                                              THOMAS OTIS, Secretary
October 27, 1995

                          EATON VANCE INVESTMENT TRUST
                          EATON VANCE MUNICIPALS TRUST
                        EATON VANCE MUNICIPALS TRUST II
                      24 FEDERAL STREET, BOSTON, MA 02110

                                                                October 27, 1995
                                PROXY STATEMENT
                   FOR THE SPECIAL MEETINGS OF SHAREHOLDERS


    A proxy is enclosed with the foregoing Notice of the Special Meetings of the Shareholders of the series listed below of Eaton Vance Investment Trust ("Investment Trust"), Eaton Vance Municipals Trust ("Municipals Trust") and Eaton Vance Municipals Trust II ("Municipals Trust II") (each a "Trust") to be held on either Friday, December 8, 1995 or Friday, December 15, 1995 (as specified below), for the benefit of shareholders who do not expect to be present at the meetings. This proxy is solicited on behalf of the Board of Trustees of each Trust, and is revocable by the person giving it at any time prior to exercise by a signed writing filed with the Funds' transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting his or her shares in person. Each shareholder may specify the manner in which he or she desires the proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, the proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is first being mailed to shareholders on or about October 31, 1995.

    THE INVESTMENT TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional Florida Limited Maturity Tax Free Fund, EV Traditional National Limited Maturity Tax Free Fund and EV Traditional New York Limited Maturity Tax Free Fund. THE NEW YORK AND FLORIDA LIMITED MATURITY FUNDS WILL MEET ON DECEMBER 15, 1995, AND THE NATIONAL LIMITED MATURITY FUND WILL MEET ON DECEMBER 8, 1995.

    THE MUNICIPALS TRUST MEETING IS FOR THE FOLLOWING SERIES: EV Traditional California Municipals Fund, EV Traditional Connecticut Tax Free Fund, EV Traditional Florida Tax Free Fund, Massachusetts Municipal Bond Portfolio, EV Traditional New Jersey Tax Free Fund, EV Traditional New York Tax Free Fund and EV Traditional Pennsylvania Tax Free Fund. ALL SUCH FUNDS WILL MEET ON DECEMBER 15, 1995, EXCEPT THAT THE CALIFORNIA MUNICIPALS, MASSACHUSETTS MUNICIPAL AND THE CONNECTICUT, FLORIDA, NEW JERSEY AND PENNSYLVANIA TAX FREE FUNDS WILL MEET ON DECEMBER 8, 1995.


    THE MUNICIPALS TRUST II MEETING is for EV Traditional Florida Insured Tax Free Fund. THE MEETING WILL BE HELD ON DECEMBER 8, 1995.

    The series of Municipals Trust and Municipals Trust II are referred to individually herein as the "[State name] Fund" (except that EV Traditional Florida Insured Tax Free Fund is referred to as the "Florida Insured Fund"). The series of Investment Trust are referred to individually herein as the "[State name] Limited Fund". The series of the Trusts are referred to collectively herein as the "Funds".


    The Trustees have fixed the close of business on October 23, 1995 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Shareholders at the close of business on the record date will be entitled to one vote for each full share held and to a proportionate share of one vote for each fractional share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of October 23, 1995 is set forth in Exhibit A.


    The persons who held of record more than 5% of the outstanding shares of a Fund as of September 30, 1995 are set forth in Exhibit B. To the knowledge of each Trust, no other person owns (of record or beneficially) more than 5% of the outstanding shares of a Fund.

    Shareholders of the Funds are being asked to vote on the Proposals as follows:

                                              SHAREHOLDERS ENTITLED TO
PROPOSAL        PURPOSE                       VOTE ON PROPOSAL
--------        -------                       ------------------------

1               To amend the Fund's policy    To be voted on by each Fund
                concerning the municipal
                obligations in which it
                invests

2               To eliminate, reclassify      To be voted on by each Municipals
                or amend certain              Trust Fund
                fundamental restrictions


3               To change the Fund's          To be voted on by the California
                diversification status        Fund
                from diversified to
                nondiversified


    The shareholders of each Fund voting on a Proposal will vote separately as a class on that Proposal.


    The Trustees know of no matter other than those mentioned in Proposals 1 through 3 of the Notice which will be presented at the meetings. If any other matter is properly presented at a meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.


                  PROPOSAL 1. TO APPROVE THE AMENDMENT OF EACH
                     FUND'S POLICY CONCERNING THE MUNICIPAL
                        OBLIGATIONS IN WHICH IT INVESTS

    Each Fund (except the National Limited Fund) seeks to achieve its investment objective by investing either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during periods of normal market conditions) in debt obligations issued by or on behalf of its corresponding State and its political subdivisions, and (except in the case of the California Fund) the governments of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"), the interest on which is exempt from regular federal income tax, is not a tax preference item under the federal alternative minimum tax (the "AMT") (except in the case of the California Fund), and is exempt from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. The National Limited Fund has substantially the same policy except that it invests without regard for any applicable State taxes. Although the California Fund may invest without limit in obligations subject to the AMT, California Tax Free Portfolio (the "California Portfolio") (in which the California Fund invests its assets) limits its investment in obligations subject to the AMT in accordance with the foregoing 80% policy. The foregoing 80% policy is a fundamental policy of each Fund and may not be changed unless authorized by a vote of each Fund's shareholders.

    This Proposal seeks to amend the policies described above to permit each Fund to invest either directly or indirectly through another open-end management investment company primarily (i.e., at least 80% of net assets during normal market conditions) in municipal obligations the interest on which is exempt from regular federal income tax and (except in the case of the National Limited Fund) from the State taxes that, in accordance with the Fund's investment objective, the Fund seeks to avoid. Pursuant to the investment objective of each Municipals Trust Fund and The Florida Insured Fund, the Fund seeks to provide current income exempt from regular federal income tax and certain State taxes which are specified in each Fund's prospectus. The National Limited Fund seeks to provide
(1) a high level of current income exempt from regular federal income tax, and
(2) limited principal fluctuation.

    Each Fund invests its assets in a corresponding investment company (a "Portfolio") with (except the California Fund) the same investment policy as that described above for the Fund. When voting on a parallel proposal to amend the Portfolio's investment policy (or, in the case of the California Portfolio, a proposal to amend the California Portfolio's policy as described below), each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus). If a sufficient number of votes in favor of the Proposal are received from investors in a Portfolio, that Portfolio's policy will be changed.

    If this Proposal is approved with respect to each Fund and its corresponding Portfolio, each Portfolio will be permitted to invest without limit in obligations the interest on which is a tax preference item under the AMT ("AMT obligations"). This policy change should result in greater investment opportunities because the Portfolios will no longer be required to restrict investment in AMT obligations to 20% of net assets. Boston Management & Research, the investment adviser to the Portfolios, (the "Investment Adviser") believes that, under current market conditions, AMT obligations may provide higher yields than non-AMT obligations. Should these market conditions continue, a Portfolio would have the ability to invest without limit in such higher-yielding obligations, provided that they otherwise meet the credit quality and other criteria of the Portfolio (as described in its corresponding Fund's prospectus). As a result, investment returns may be enhanced over time.

    The AMT is generally applicable to wealthy individuals and corporations that earn high income and are able to reduce their regular income tax liability through tax deductions. Therefore, the proposed policy change is unlikely to affect the tax-exempt status of the income earned by a Fund for most shareholders. For the percentage of each Portfolio's net assets invested in AMT obligations on September 30, 1995, see Exhibit A.

    If this Proposal is approved, the investment policy will be clarified to state that a Fund may invest in municipal obligations of any issuer, provided that the interest on such obligations is exempt from regular federal income tax and the State taxes specified in the Fund's investment objective (if any). As clarified, the policy would permit the California Portfolio to invest in obligations issued by the Territories, provided that the interest on such obligations is exempt from regular federal income tax and relevant State taxes. Each Portfolio (except the National Limited Fund), however, will continue to invest at least 65% of its total assets in municipal obligations issued by or on behalf of its corresponding State or its political subdivisions.

    In connection with this policy change, the Trustees will change with respect to each Fund (except the California Fund and Massachusetts Fund) and each Portfolio the phrase "Tax Free" in its name to "Municipals" (e.g., from "EV Traditional [State name] Tax Free Fund" to "EV Traditional [State name] Municipals Fund").


                     VOTE REQUIRED TO APPROVE PROPOSAL 1
    Approval of the Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.


    The Trustees have considered various factors and believe that this Proposal will increase investment opportunities and is in the best interests of each Fund and its shareholders. If the Proposal is not approved with respect to a Fund, that Fund's current fundamental investment policy will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by the current policy. THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THEIR FUND'S INVESTMENT POLICY AS DESCRIBED ABOVE.


                   PROPOSAL 2.  TO APPROVE THE ELIMINATION,
                   RECLASSIFICATION OR AMENDMENT OF CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS
                        (FOR EACH MUNICIPALS TRUST FUND)

    The Investment Company Act of 1940 (the "Act") requires a registered investment company series like each Fund to have certain specific investment restrictions which can be changed only by a shareholder vote. Investment company series may also elect to designate other restrictions which may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions adopted by the Funds reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Trustees authorized a review of the Funds' fundamental restrictions to simplify and modernize those restrictions which are required to be fundamental and to eliminate as fundamental any restrictions which are not now required to be fundamental under state securities ("Blue Sky") laws or the positions of the staff of the Securities and Exchange Commission (the "Commission") in interpreting the Act. If not required to be fundamental, depending on the circumstances, the restriction would be reclassified as a nonfundamental restriction in the same or a modified form, or eliminated. Nonfundamental restrictions can be changed by the Trustees without shareholder approval. Similar revisions to fundamental restrictions have been approved by shareholders of several other funds advised by Boston Management and Research or its affiliates ("Eaton Vance"), so the uniformity of such restrictions will serve to facilitate Eaton Vance's compliance efforts.


    This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental restrictions are discussed in detail below. Please refer to the changes to the restrictions as set forth in Exhibit C. By reducing to a minimum those restrictions which can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with a future shareholder meeting and the Trustees believe that the Investment Adviser's ability to manage the Fund's Portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Funds' investment restrictions correspond to the paragraphs in Exhibit C. If this Proposal is approved, the restrictions will be reordered.


    If approved, the proposed changes will not affect current management of a Fund's Portfolio. Moreover, the changes would be made regardless of whether the other proposals in this proxy statement are approved. When voting on a parallel proposal to amend the fundamental investment restrictions of its corresponding Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal (as described in each Fund's prospectus). If a sufficient number of votes in favor of amending some or all of a Portfolio's restrictions are received from the investors in that Portfolio, such restrictions will be amended.


                      ELIMINATION OF CERTAIN RESTRICTIONS

    The Trustees propose to eliminate Restriction (4) (for all Funds except the California Fund), Restriction (9), Restriction (12), the latter part of Restriction (6) and (with respect to the California Fund only) Restriction (14), because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws.

    Restriction (4) concerns the diversification of assets by issuer. This restriction does not apply to nondiversified funds. Because the Funds (except the California Fund) are nondiversified, this restriction may be eliminated. Shareholders of the California Fund will consider the elimination of Restriction
(4) and Restriction (l) (which also relates to diversification) in Proposal 3.


    Restriction (9) concerning investing for control prohibits a Fund from investing for control or management of other companies. Investing for such purposes would be difficult because of the Act's diversification requirements and are regulated by the Act's provisions on affiliated transactions.

    Restriction (12) concerning transactions with affiliates prohibits a Fund from buying securities from or selling securities to Trust officers, Trustees or other affiliates. Such transactions are circumscribed by the Act's provisions on affiliated transactions and the Investment Adviser maintains a code of ethics to monitor transactions with the Funds.


    The latter part of Restriction (6) concerning joint transactions is a matter regulated by a provision of the Act which is subject to certain exceptions pursuant to rules or positions of the staff of the Commission. Eliminating the prohibition may allow a Fund to engage in certain beneficial transactions, such as purchasing securities with affiliated investment companies at a lower cost, if the Commission grants an exemptive order permitting such transactions. (The Funds have no current intention of applying for such an order.)

    Restriction (14) (which is a restriction of the California Fund only) prohibits the California Fund from purchasing securities of another open-end investment company or investment trust (other than the California Portfolio). Investment in investment companies is regulated by the Act and the California Fund has no policy of investing in any such companies other than the California Portfolio (which is permitted by the Act).


                   RECLASSIFICATION OF CERTAIN RESTRICTIONS
    The Trustees also propose that Restrictions (3), (5) and (13) be eliminated as fundamental, but be retained as nonfundamental policies of each Fund (which could be thereafter amended or eliminated by Trustee vote). These restrictions are required under various state "Blue Sky" laws and/or federal laws, but are not required to be a fundamental policy of a Fund.

    Restriction (3) concerning short sales prohibits a Fund from engaging in such transactions unless they are "against the box" and no more than 25% of net assets is held as collateral. In a short sale, a Fund would sell a borrowed security with a corresponding obligation to return the same security. If reclassified as nonfundamental, the restriction could be revised in the future to permit other types of short sales if permitted by law.

    Restriction (5) concerning investment in affiliated issuers prohibits a Fund from purchasing a security where individuals affiliated with the Fund own beneficially more than 5% of that security. If reclassified as nonfundamental, this restriction could be revised in the future to permit such affiliated investment if relevant laws change.


    Restriction (13) concerning investment in exploration companies prohibits the purchase of oil, gas or mineral interests. Such investments are inconsistent with each Fund's current investment policies, but, if the restriction is reclassified as nonfundamental, the restriction could be eliminated if state Blue Sky laws change.


    If shareholders approve the proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Trustees without shareholder approval if the Trustees determined that such a change was appropriate and desirable. The Trustees have no present intention of amending or eliminating the foregoing restrictions if they are reclassified. The Trustees believe, however, that this reclassification of restrictions will enable each Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                      AMENDMENT TO CERTAIN RESTRICTIONS
    The Trustees propose to amend several fundamental policies.


    The first part of Restriction (6) concerning underwriting, Restriction (10) concerning investing in real estate and Restriction (11) concerning futures transactions have been revised for clarity to be consistent with other funds advised by the Investment Adviser. (Only California Fund, Florida Fund and New York Fundshareholders will vote to amend Restriction (10) because the other Funds already have that restriction in the proposed form; shareholders of those three Funds will not vote to amend Restriction (11) because their restriction already exists in the proposed form.) Restriction (7) concerning lending is proposed to be simplified and revised consistent with current regulatory restraints.

    Restriction (8) concerning borrowing, pledging and senior securities has been revised by deleting the restriction on pledging and by permitting borrowing and the issuance of senior securities consistent with the Act. Pledging restrictions are no longer required by State law. The positions of staff of the Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. Each Fund would like the ability to consider use of new investment techniques consistent with the Act and appropriate disclosure as interpretations of the Act are further developed. Each Fund may currently borrow up to 5% of the value of its total assets for certain temporary purposes. There is no intention to change this policy. If the Trustees should decide in the future to change this policy with respect to a Fund, disclosure would be provided in the Fund's prospectus.

    The Trustees also propose to create a new Restriction (15) that would clarify each Fund's policy of investing in another open-end management investment company (its corresponding Portfolio). If approved, a redundant provision in Restrictions (4), (8), (9) and (14) will be eliminated (if those restrictions are not otherwise eliminated).

                      VOTE REQUIRED TO APPROVE PROPOSAL 2

    Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Fund as set forth under "Vote Required to Approve Proposal 1" above. The amendment, elimination or reclassification of each restriction requires a separate vote.

    The Trustees have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. If part or all of the Proposal is not approved with respect to a Fund, some or all of that Fund's current fundamental restrictions will remain in effect and a shareholder vote will be required before the Fund can engage in activities prohibited by a current fundamental restriction. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION OR AMENDMENT OF CERTAIN OF THEIR FUND'S INVESTMENT RESTRICTIONS.

                PROPOSAL 3.  CHANGE IN DIVERSIFICATION STATUS
                           (FOR THE CALIFORNIA FUND)
    As a diversified fund under the Act, the California Fund may not (withrespect to 75% of its assets) invest more than 5% of assets in any one issuer (excluding the U.S. Government) or own more than 10% of the outstanding voting securities of any one issuer. The purpose of this Proposal is to change the California Fund's diversification status under the Act from diversified to nondiversified. As a nondiversified fund under the Act, the Fund would be subject to the diversification requirements of the Internal Revenue Code, which impose the foregoing 5% and 10% limitations with respect to only 50% of its assets.

    The Fund will also vote on a parallel proposal to change the diversification status of the California Portfolio. When so voting, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the instructions to vote for or against this Proposal (as described in the Fund's prospectus). If a sufficient number of votes in favor of the Proposal are received from investors in the California Portfolio, the Portfolio's policy will be changed.

    Because of the limited number of issuers within a particular state, state municipal funds may need the ability to invest (with respect to a larger percentage of assets) more than 5% of assets in a single issuer. Changing the California Fund's and the California Portfolio's status would provide the California Portfolio this flexibility. To the extent the California Portfolio invests a greater percentage of assets in a single issuer, it would be more susceptible to any adverse economic or political occurrence affecting that issuer. In addition, the proposed change in status would facilitate Eaton Vance's compliance efforts in that (if this Proposal is approved) all of the Eaton Vance state municipal funds will be nondiversified. If this Proposal is approved, Restrictions (1) and (4) (set forth in Exhibit C to this Proxy Statement), which relate to the diversification of assets, will be eliminated.

                     VOTE REQUIRED TO APPROVE PROPOSAL 3
    Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the California Fund as set forth under "Vote Required to Approval Proposal 1" above.

    The Trustees have considered various factors and believe the Proposal will increase investment flexibility and is in the best interests of the California Fund and its shareholders. If the Proposal is not approved, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status. THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF A CHANGE IN THE CALIFORNIA FUND'S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NONDIVERSIFIED.

                       NOTICE TO BANKS AND BROKER/DEALERS

    Each Trust on behalf of its Funds has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Shareholder Services, 24 Federal Street, Boston, MA 02110, or call 1-800-225- 6265.

                             ADDITIONAL INFORMATION
    The expense of preparing, printing and mailing this proxy material and the cost of soliciting proxies on behalf of the Board of Trustees of each Trust will be borne by its Funds as described below. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Trust, by personnel of the Investment Adviser, by the transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. Each Trust has retained Tritech Services of Piscataway, New Jersey ("Tritech") to assist in the solicitation of proxies, for which each Fund will pay an estimated average fee of approximately $1,800 plus out-of-pocket expenses. Such expenses will be borne pro rata by the Funds based on the number of shareholder accounts. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Trust's officers, by the Investment Adviser's personnel, by each Fund's transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms, or by Tritech, in person, by telephone or by telegraph will be borne pro rata by each Fund based on the number of shareholder accounts. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

    All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxycard. Any proxies not voted, will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non- votes and votes against will have the same effect in determining whether a Proposal is approved.

    In the event that sufficient votes by the shareholders of any Fund on any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne by the Funds as described above.

    Each Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and its Semi-Annual Report succeeding the Annual Report (if any) to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, the Secretary of each Trust, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

    Submission of Shareholder Proposals. The Trusts and the Funds do not hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the relevant Trust, 24 Federal Street, Boston, Massachusetts 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain federal securities law rules must be complied with.
                                               EATON VANCE INVESTMENT TRUST
                                               EATON VANCE MUNICIPALS TRUST
                                               EATON VANCE MUNICIPALS TRUST II
October 27, 1995

                                                                       EXHIBIT A

                                                              % OF PORTFOLIO'S
                                           NO. OF SHARES     ASSETS INVESTED IN
                                          OUTSTANDING ON     AMT OBLIGATIONS ON
EV TRADITIONAL FUND                      OCTOBER 23, 1995    SEPTEMBER 30, 1995
------------                             -----------------   ------------------

Florida Limited                                 60,535              0.0
National Limited                             1,088,097             20.0
New York Limited                                83,636              0.0
California                                     409,418             18.0
Connecticut                                    115,169             12.8
Florida                                        345,569             19.4
Florida Insured                                141,452             17.8
Massachusetts                                  756,645             18.1
New Jersey                                     202,739             19.2
New York                                       462,694              4.4
Pennsylvania                                   188,568             19.5

                                                                       EXHIBIT B


    As of September 30, 1995, the following shareholders of the specified Fund owned of record the percentages of shares indicated after their names:

        Florida Limited Fund -- NFSC FEBO #ODF-400092, Robert T. Morphy TTEE, Robert T. Morphy REV TRUST U/A 1/11/80, 22343 Blue Water Cir #B-224, Boca Raton, FL 33433 (40.29%), Bernard Heyman & Eve Heyman TTEES, Heyman Revocable Living Trust U/A DTD 11/11/94, 6052 Terramere Cirecle, Boynton Beach, FL 33437 (17.51%), PaineWebber for the Benefit of Wilson L. Davis, 4200 Belair Lane, #214, Naples, FL 33940-3149 (10.21%), Donald W. Udell &
    Betty L. Udell JT TEN, 769 Eden Drive, Santa Rosa Beach, FL 32459 (9.87%), First Albany Corporation, A/C 8234-5490, Edward F. Tuyn, 41 State Street, Albany, NY 12207 (7.88%) and PaineWebber for the Benefit of John A. Pauswinski Co. TTEE, John Pauswinski Revocable Tr Amended 2/3/92, 799 Chalet Drive, Woodbridge, NJ 07095-3209 (5.73%);

        National Limited Fund -- Mars & Co., c/o Investors Bank & Trust Co., P.O. Box 1537, Boston, MA 02205-1537 (34.84%);

        New York Limited Fund -- Prudential Securities FBO Gertrude Sullivan Carr, PO Box 305, Orchard Park, NY 14127-0305 (59.24%) and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, broker-dealer, (5.64%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares);

        California Municipals Fund -- Wheat First Securities Inc., P.O. Box 6570, Glen Allen, VA 23058, broker-dealer, (25.85%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Liz Thompson, 10 Oak Knoll Drive, Healdsburg, CA 95448 (8.72%);

        Connecticut Fund -- George J. Sherman 1989 Trust, WM T. Sherman TRS DTD 12/19/89, 12 North Main Street, West Hanford, CT 06107 (17.01%), Mary E. Corona, 652 Prospect Street, Wethersfield, CT 06109 (7.29%), George H. Marcinek, 15 Deer Ridge Road, Killingworth, CT 06419-2327 (7.05%), Martha W. Duck, 7 Miles Road, Darien, CT 06820 (6.99%) and Carol Gardner Wallace, 1481 Hillside Rd., Fairfield, CT 06430 (6.08%);

        Florida Fund -- BHC Securities, Inc., 2005 Market Street, Philadelphia, PA 19103, broker-dealer, (7.12%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (6.57%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares);

        Florida Insured Fund -- Al Ross & Diana Ross & Adam L. Ross & Jennifer Ross & Susie F. Ross JT/WROS, 4000 Towerside Terr #902, Miami, FL 33138 (6.10%) and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (5.05%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares);

        Massachusetts Fund -- Mars & Co., c/o Investors Bank & Trust Co., PO Box 1537, Boston, Ma 02205-1537 (38.14%), Jupiter & Co., c/o Investors Bank & Trust Co., ATTN: Income Collection, PO Box 1537 Boston, MA 02205- 1537 (15.61%) and Charles C. Cunningham Jr., c/o 24 Federal Street, Boston, MA 02110 (8.00%);

        New Jersey Fund -- Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, broker-dealer, (9.55%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares);

        New York Fund -- BHC Securities, Inc., Trade House Account, ATTN: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA, broker-dealer, (10.35%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Prudential Securities FBO Sylvia De Bettini Sichel, 993 Park Ave., New York, NY 10028-0809 (7.50%);

        Pennsylvania Fund -- BHC Securities, Inc., Trade House Account, ATTN:
    Mutual Funds Dept., One Commerce Square, 2005 Market Street Suite 1200, Philadelphia, PA 19103, broker-dealer, (33.09%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), Charles J. Venango & Margaret Venango JTWROS, 11 Indian Path Lane, Feasterville, PA 19047 (5.47%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303-9998, broker-dealer, (5.40%) which they held on behalf of their customers who are the beneficial owners of such shares (such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares), and Marion Forman, Greenhill Apts., Apt. WB-811, 1001 City Ave., Wynnewood, PA 19096- 3902 (5.39%).

    As of September 30, 1995, Merrill Lynch Pierce Fenner & Smith of Jacksonville, FL, broker-dealer, held of record the following percentages of the outstanding shares, which they held on behalf of their customers who are the beneficial owners of such shares. Such firm has informed the Funds that none of their customers beneficially owned more than 5% of the outstanding shares.

                                                              MERRILL LYNCH
                                                               PERCENTAGE
  NAME OF FUND                                                 OF SHARES
  ------------                                                 ---------
  National Limited Fund ..................................       56.61
  New York Limited Fund ..................................       24.36
  California Fund ........................................       30.95
  Connecticut Fund .......................................        9.25
  Florida Insured Fund ...................................       47.57
  New Jersey Fund ........................................       13.34
  New York Fund ..........................................        7.04
  Pennsylvania Fund ......................................        5.86

                                                                       EXHIBIT C

                            INVESTMENT RESTRICTIONS
                       [Proposed Additions in Italics and
                        Proposed Deletions in Brackets]

    As a matter of fundamental investment policy, the Fund may not:

    (1)\1/ [Purchase any security (other than U.S. Government securities) if such purchase, at the time thereof, would, with respect to 75% of the Fund's total assets, cause more than 5% of such assets (taken at market value) to be invested in the securities of a single issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]

    (2) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

    (3)* Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. (The Fund will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);


    (4) [Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer, to be held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]


    (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);

    (6) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [, or participate on a joint or a joint and several basis in any trading account in securities];

    (7) Make loans [Lend any of its funds or other assets] to any person [directly or indirectly] except by [(i) through] (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and [(ii) through the loan of a] (c) lending portfolio securities [security; (The purchase of a portion of an issue of debt obligations, whether or not the purchase is made on the original issuance, is not considered the making of a loan)];

    (8)\2/ Borrow money [or pledge its assets in excess of 1/3 of the value of its net assets (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests;] or issue senior securities except as permitted by the Investment Company Act of 1940 [other than its shares of beneficial interest, except as appropriate to evidence indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur. The Fund will not purchase securities while outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund while such borrowings are outstanding. The deposit of cash, cash equivalents and liquid debt securities in a segregated account with the Fund's custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a " when-issued" basis are not deemed to be a pledge];


    (9) [Invest for the purpose of exercising control or management of other companies; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;]


    (10)\3/ Purchase or sell real estate [, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate] (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

    (11)\4/ Purchase or sell physical commodities or [futures] contracts for the purchase or sale of physical commodities [, provided that the Fund may enter into all types of futures contracts on securities and on securities, economic and other indices and may purchase and sell options on such futures contracts]

    (12) [Buy investment securities from or sell them to any of its officers or Trustees of the Trust, its investment adviser or its underwriter, as principal (or, for some Funds, " its principal underwriter" ); however, any such person or concerns may be employed as a broker upon customary terms;]

    (13)* Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

    (14)\5/ [Purchase securities issued by any other open-end investment company or investment trust; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.]

    (15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


----------
\1/Only the California Fund has this restriction so shareholders of other Funds will not vote to eliminate this restriction. If Proposal 3 is approved, the California Fund will eliminate this restriction.


\2/The first clause of the second sentence of this restriction is "The Fund will not purchase securities while outstanding temporary bank borrowings exceed 5% of its total assets;'" for the California, Florida and New York Funds.


\3/All Funds, except the California, Florida and New York Funds, have this restriction in its proposed form so only shareholders of those three Funds will vote to amend this restriction.


\4/The California, Florida and New York Funds have this restriction in its proposed form so shareholders of those Funds will not vote to amend this restriction.

\5/Only shareholders of the California Fund will vote to eliminate this restriction. The other Funds do not have this restriction.

  *This restriction would become nonfundamental if Proposal 2 is approved.

       (EXCEPT FOR A CHANGE IN FUND NAME, AN IDENTICAL CARD WAS PREPARED FOR EACH FUND OF MUNICIPALS TRUST II EXCEPT THE FLORIDA INSURED FUNDS)


EV MARATHON KANSAS TAX FREE FUND                       THIS PROXY IS SOLICITED
(A SERIES OF EATON VANCE                               ON BEHALF OF THE BOARD OF
 MUNICIPALS TRUST II)                                  TRUSTEES OF THE TRUST


KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints M. Dozier Gardner, H. Day Brigham, Jr., and Thomas Otis, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 15, 1995 at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts 02110, commencing at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted as specified on the reverse side by the undersigned. Note: This proxy must be returned in order for your
shares to be voted.                       ----


Shareholder sign here: --------------------------------------------------------

Co-owner sign here: -----------------------------------------------------------

Dated: ____________________________

Please sign exactly as your
name or name(s) appear at right.

The Trustees recommend a VOTE IN FAVOR OF the following matter. If no specification is made, this proxy will be voted in favor of such matter.


 1.     To approve an amendment to
        the Fund's investment policy
        concerning municipal investments
        as described in Proposal 1 of
        the Proxy Statement.          FOR [ ]  AGAINST  [ ]  ABSTAIN  [ ]  1.


AS TO ANY OTHER MATTER, SAID ATTORNEYS SHALL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.

            (EXCEPT FOR NAME CHANGES, AN IDENTICAL CARD WAS PREPARED
                         FOR EACH FLORIDA INSURED FUND)


EV MARATHON FLORIDA INSURED TAX FREE FUND              THIS PROXY IS SOLICITED
(A SERIES OF EATON VANCE                               ON BEHALF OF THE BOARD OF
 MUNICIPALS TRUST II)                                  TRUSTEES OF THE TRUST


KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints M. Dozier Gardner, H. Day Brigham, Jr., and Thomas Otis, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 8, 1995 at the principal office of the Trust, 24 Federal Street, Boston, Massachusetts 02110, commencing at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted as specified on the reverse side by the undersigned. Note: This proxy must be returned in order for your
shares to be voted.                       ----


Shareholder sign here: --------------------------------------------------------

Co-owner sign here: -----------------------------------------------------------

Dated: ____________________________

Please sign exactly as your
name or name(s) appear at right.

The Trustees recommend a VOTE IN FAVOR OF the following matter. If no specification is made, this proxy will be voted in favor of such matter.


 1.     To approve an amendment to
        the Fund's investment policy
        concerning municipal investments
        as described in Proposal 1 of
        the Proxy Statement.          FOR [ ]  AGAINST  [ ]  ABSTAIN  [ ]  1.


AS TO ANY OTHER MATTER, SAID ATTORNEYS SHALL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.